As filed with the Securities and Exchange Commission on September 19, 2007

Registration Nos. 333-_____ Investment Company Act File No. 811-1743

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-14

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933
|_|  Pre-Effective Amendment No. ____     |_|  Post-Effective Amendment No. ___

(Check appropriate box or boxes)

THE SPECTRA FUNDS
(Exact Name of Registrant as Specified in Charter)

(212) 806-8800
(Area Code and Telephone Number)

111 Fifth Avenue, New York, New York 10003
(Address of Principal Executive Offices: Number,
Street, City, State, Zip Code)

Hal Liebes
Fred Alger Management, Inc.
111 Fifth Avenue
New York, New York 10003
(Name and Address of Agent for Service)

copy to:

Stuart H. Coleman, Esq.
Gary L. Granik, Esq.
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982

           Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement is declared effective.

           It is proposed that this filing will become effective on October 19, 2007 pursuant to Rule 488.

           An indefinite number of Registrant's shares of beneficial interest, par value $0.001 per share, has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. Accordingly, no filing fee is being paid at this time.

THE SPECTRA FUNDS
Form N-14
Cross Reference Sheet
Pursuant to Rule 481(a) Under the Securities Act of 1933

FORM N-14 ITEM NO.	PROSPECTUS/PROXY STATEMENT CAPTION

PART A

Item 1.	Beginning of Registration Statement and Outside Front Cover Page of Prospectus	Cover Page

Item 2.	Beginning and Outside Back Cover Page of Prospectus	Cover Page

Item 3.	Synopsis Information and Risk Factors	Summary; Comparison of the Fund and the Acquiring Fund

Item 4.	Information About the Transaction	Notice to Shareholders; Questions and Answers; Summary; Comparison of the Fund and the Acquiring Fund; Board Considerations; Information Relating to the Reorganization; Shareholder Rights

Item 5.	Information About the Registrant	Notice of Special Meeting of Shareholders; Summary; Comparison of the Fund and the Acquiring Fund; Board Considerations; Information Relating to the Reorganization; Additional Information about the Fund and the Acquiring Fund

Item 6.	Information About the Fund Being Acquired	Notice of Special Meeting of Shareholders; Questions and Answers; Summary; Comparison of the Fund and the Acquiring Fund; Board Considerations; Information Relating to the Reorganization; Additional Information about the Fund and the Acquiring Fund

Item 7.	Voting Information	Notice of Special Meeting of Shareholders; Voting Matters

Item 8.	Interest of Certain Persons and Experts	Not Applicable

Item 9.	Additional Information Required for Reoffering by Persons Deemed to be Underwriters	Not Applicable

PART B	STATEMENT OF ADDITIONAL INFORMATION CAPTION

Item 10.	Cover Page	Cover Page

Item 11.	Table of Contents	Not Applicable

Item 12.	Additional Information About the Registrant	Statement of Additional Information of the Registrant dated March 1, 2007, as revised October 10, 2007(1)

Item 13.	Additional Information About the Fund Being Acquired	Statement of Additional Information of SM&R Investments, Inc. dated December 31, 2006(2)

Item 14.	Financial Statements	Annual Report of SM&R Alger Technology Fund, a series of SM&R Investments, Inc., dated August 31, 2006(3); Semi-Annual Report of SM&R Alger Technology Fund, a series of SM&R Investments, Inc., dated February 28, 2007(4)

PART C

Item 15.	Indemnification

Item 16.	Exhibits

Item 17.	Undertakings

_________________

(1)

Incorporated herein by reference to Post-Effective Amendment No. 20 to the Registrant's Registration Statement on Form N-1A, filed February 27, 2007 (File No. 33-98102), and to the filing made pursuant to Rule 497 under the Securities Act of 1933, as amended, on October 10, 2007.

(2)	Incorporated herein by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of SM&R Investments, Inc., filed December 29, 2006 (File No. 33-44021),

(3)	Incorporated herein by reference to the Annual Report of SM&R Alger Technology Fund, a series of SM&R Investments, Inc., filed November 3, 2006 (File No. 811-6477), as amended on March 6, 2007.

(4)	Incorporated herein by reference to the Semi-Annual Report of SM&R Alger Technology Fund, a series of SM&R Investments, Inc., filed May 2, 2007 (File No. 811-6477).

SM&R ALGER TECHNOLOGY FUND

2450 South Shore Boulevard, Suite 400
League City, Texas 77573

October 22, 2007

Dear Shareholder:

           As a shareholder of SM&R Alger Technology Fund (the "SM&R Fund"), a series of SM&R Investments, Inc. (the "Company"), you are being asked to vote on an Agreement and Plan of Reorganization to allow SM&R Fund to transfer all of its assets in a tax-free reorganization to Spectra Technology Fund, a series of The Spectra Funds (the "Trust"), in exchange for shares of Spectra Technology Fund and the assumption by Spectra Technology Fund of stated liabilities of SM&R Fund. If the Agreement and Plan of Reorganization is approved and consummated for SM&R Fund, you would no longer be a shareholder of SM&R Fund, but would become a shareholder of Spectra Technology Fund.

           The Board of Directors (the "Board") of the Company determined that action should be taken because of the small asset size of SM&R Fund. The Board believes that on a long-term basis SM&R Fund may not continue to be a competitive investment option.

           After reviewing the prospects for growth in asset size, the Board determined that the best course of action was to merge SM&R Fund into Spectra Technology Fund, as both funds have substantially similar investment objectives, investment strategies and management policies. Spectra Technology Fund was established solely for the purpose of effecting SM&R Fund's reorganization, and will carry on the business of SM&R Fund and inherit its performance and financial records.

           We are disappointed that SM&R Fund has not grown sufficiently in size to allow it to continue to be a competitive long-term investment vehicle, but we believe that shareholders will be well served by the proposed reorganization. If approved, the reorganization will allow you to keep your investment with a substantially similar fund.

           Under the terms of the proposed reorganization you will not pay any costs associated with effecting the changes for your SM&R Fund. All costs associated with the reorganization will be shared equally between Securities Management and Research, Inc. and Fred Alger Management, Inc. The reorganization is designed to avoid any tax consequences to you.

           After careful review, your Board of Directors unanimously approved the proposed reorganization. The proposal set forth in the notice of meeting for SM&R Fund is important. The Board recommends that you read the enclosed materials carefully and then vote FOR the proposal. Please provide voting instructions for the proposal by completing, dating and signing your voting instruction form, and mailing it to us today.

           Thank you for your prompt attention to this matter. We appreciate your continued support.

Sincerely, Michael W. McCroskey President

SM&R ALGER TECHNOLOGY FUND

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

           While we encourage you to read the full text of the enclosed Proxy Statement/Prospectus, here is a brief overview of the proposal, which will require your vote.

Q.	Why is a special meeting of shareholders being held?

A.

The Board of Directors (the "Board") of SM&R Investments, Inc. has called a special meeting of the shareholders of SM&R Alger Technology Fund ("SM&R Fund") at which you will be asked to vote on a reorganization (the "Reorganization") of SM&R Fund into Spectra Technology Fund, a series of The Spectra Funds (the "Trust"). Securities Management and Research, Inc. ("SM&R"), the investment adviser of SM&R Fund, has recommended the Reorganization based upon its determination that SM&R Fund may not continue to be a competitive long-term investment option for current and potential investors. Although SM&R has subsidized SM&R Fund's expenses since inception, SM&R Fund has yet to reach critical asset size. As a result, SM&R recommended the reorganization of SM&R Fund with a comparable fund.

Q.	What will happen to my Fund investment if the Reorganization is approved?

A.

If shareholders of SM&R Fund approve the Reorganization, you would become a shareholder of Spectra Technology Fund on or about December 7, 2007 (the "Closing Date"), and will no longer be a shareholder of SM&R Fund. SM&R Fund will then cease operations. You will receive Class N shares of Spectra Technology Fund in exchange for your Class A or Class B shares of SM&R Fund with a value equal to the value of your investment in SM&R Fund as of the Closing Date.

Following the Reorganization, your assets will be managed in accordance with the investment objective, policies and strategies of Spectra Technology Fund, and SM&R Fund will be terminated. Please refer to the Proxy Statement/Prospectus for a detailed explanation of the proposed reorganization and for a more complete description of Spectra Technology Fund.

Q.	Why did the Board approve the Reorganization?

A.

The Board unanimously approved the Reorganization for a number of reasons. Based upon SM&R Fund's small size and its expected sales growth, SM&R Fund is not expected to reach a size that will provide a reasonable expense ratio without subsidies from SM&R. As a result, the Board concluded that SM&R Fund may not be a competitive investment vehicle on a long-term basis. The Board, in considering the various options available to SM&R Fund, concluded that a reorganization into Spectra Technology Fund was in the best interests of SM&R Fund and its shareholders.

The Board recommends that you vote FOR the Reorganization.

Q.	What are the advantages of the Reorganization for shareholders of SM&R Fund?

A.

Merging SM&R Fund with and into Spectra Technology Fund will benefit shareholders by allowing them to continue their investment in a fund with a substantially similar investment program and portfolio of securities. In addition, SM&R may no longer continue to subsidize SM&R Fund's expenses if the Reorganization is not approved by shareholders. The Reorganization will allow shareholders to continue their investment in a fund with lower expenses than would be the case if SM&R does not continue to subsidize SM&R Fund's expenses.

Q.	How do the investment objectives and policies of SM&R Fund and Spectra Technology Fund compare?

A.

SM&R Fund and Spectra Technology Fund have substantially similar investment objectives and policies. Fred Alger Management, Inc. ("Alger Management") serves as the investment adviser to Spectra Technology Fund and the sub-investment adviser to SM&R Fund, using the same investment style as Spectra Technology Fund, and the primary portfolio managers are the same for each Fund.

Q.	Will I enjoy the same privileges as a shareholder of Spectra Technology Fund that I currently have as a shareholder of SM&R Fund?

If shareholders of SM&R Fund approve the Reorganization, you will receive Class N shares of Spectra Technology Fund in exchange for your Class A or Class B shares of SM&R Fund. Class N shares of Spectra Technology Fund have different and additional shareholder privileges than Class A and B shares of the Fund. For additional information regarding Spectra Technology Fund's shareholder privileges, please refer to the enclosed Prospectus/Proxy Statement.

Q.	Will the Reorganization result in a higher investment advisory fee?

A.

No. You will pay a lower aggregate investment advisory and administration fee to Alger Management as a shareholder of Spectra Technology Fund than you currently pay as a shareholder of SM&R Fund. Spectra Technology Fund pays Alger Management an advisory and administration fee of 0.85% of the Fund's average daily net assets, while SM&R Fund is charged a management fee of 1.35% of the Fund's average daily net assets.

Q.	Will SM&R Fund have to pay any fees or expenses in connection with the Reorganization?

A.	No. All expenses associated with the Reorganization will be paid directly or indirectly by SM&R or Alger Management.

Q.	Will I be charged a sales charge, redemption fee or contingent deferred sales charge ("CDSC") at the time of the Reorganization?

A.

No. No sales charge, redemption fee or CDSC will be imposed at the time of the Reorganization. Class N shares of Spectra Technology Fund also are not subject to a front-end sales charge or a CDSC. Following the Reorganization, any redemption of Class N shares of Spectra Technology Fund received in the Reorganization will be subject to Spectra Technology Fund's 2.00% redemption fee.

Q.	Will the Reorganization create a taxable event for me?

A.

No. The Reorganization will not be a taxable event for federal income tax purposes. Shareholders will not recognize any capital gain or loss as a direct result of the Reorganization. A shareholder's tax basis in SM&R Fund shares will carry over to the shareholder's Spectra Technology Fund shares. SM&R Fund will distribute any significant undistributed net investment income and net realized capital gains prior to its reorganization, which distributions would be taxable to shareholders.

Q.	How do I vote?

A.	You can provide voting instructions for your shares of SM&R Fund by mail using the enclosed voting instruction form or in person at the special meeting.

Q.	What happens if the Reorganization is not approved?

A.

If shareholders of SM&R Fund do not approve the Reorganization, the Reorganization will not take effect and the Board will take such action as it deems to be in the best interests of SM&R Fund and its shareholders.

SM&R ALGER TECHNOLOGY FUND

A SERIES OF SM&R INVESTMENTS, INC.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 26, 2007

           Notice is hereby given that a Special Meeting of Shareholders of SM&R Alger Technology Fund (the "Fund"), a series of SM&R Investments, Inc. (the "Company"), will be held at 2450 South Shore Boulevard, Suite 400, League City, Texas 77573, on Monday, November 26, 2007, at 9:00 AM Central Time, for the following purposes:

1.

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Spectra Technology Fund (the "Acquiring Fund"), in exchange for the Acquiring Fund's Class N shares, having an aggregate net asset value equal to the value of the Fund's assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization"). Class N shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to its Class A and Class B shareholders in liquidation of the Fund, after which the Fund will cease operations; and

2.	To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

           Shareholders of record of the Fund as of the close of business on October 5, 2007 are entitled to notice of, and to vote at, this meeting, or any adjournment of this meeting.

           Voting instructions executed by you may be revoked at any time prior to the meeting by (i) written notice of a proxy card revocation to the Secretary of the Company at the address above; (ii) the subsequent execution and return of another proxy card; (iii) use of any electronic, telephonic or other alternative means authorized by the Board of Directors of the Company for authorizing the proxy to act; or (iv) being present and voting in person at the meeting and giving oral notice of revocation to the Chairman of the meeting.

           Your vote is important regardless of the size of your holdings in the Fund. Whether or not you expect to be present at the meeting, please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope, which needs no postage if mailed in the United States. Please read the enclosed Proxy Statement/Prospectus carefully before you vote.

By Order of the Board of Directors Michael W. McCroskey President SM&R Investments, Inc. October 22, 2007

Transfer of the Assets of

SM&R INVESTMENTS, INC.

SM&R Alger Technology Fund

(the "Fund")

To And In Exchange For Class N Shares Of

THE SPECTRA FUNDS

Spectra Technology Fund

(the "Acquiring Fund")

_________________

PROSPECTUS/PROXY STATEMENT

OCTOBER 22, 2007

_________________

Special Meeting of Shareholders

To Be Held on Monday, November 26, 2007

           This Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of SM&R Investments, Inc. (the "Company") for the purpose of the Special Meeting of Shareholders (the "Meeting") of the Fund, to be held on Monday, November 26, 2007, at 9:00 AM Central Time, at 2450 South Shore Boulevard, Suite 400, League City, Texas 77573. At the Meeting, shareholders of the Fund will be asked to consider and approve a proposed reorganization, as described in the Agreement and Plan of Reorganization, a form of which is attached hereto as Appendix A (the "Reorganization Plan"), that will result in the transfer of all assets and stated liabilities of the Fund to Acquiring Fund (together with the Fund, the "Funds"), a series of The Spectra Funds (the "Trust"), in return for Class N shares of the Acquiring Fund (the "Reorganization"). The Fund will then be terminated as a series of the Company as soon as reasonably practicable thereafter.

           This Proxy Statement/Prospectus sets forth concisely the information that a shareholder of the Fund should know before voting on the Reorganization, and should be retained for future reference. Certain additional relevant documents discussed below, which have been filed with the Securities and Exchange Commission ("SEC"), are incorporated in whole or in part by reference. A Statement of Additional Information ("SAI") dated October 22, 2007, relating to this Proxy Statement/Prospectus and the Reorganization, including certain financial information about the Fund, has been filed with the SEC and is incorporated by reference into this Proxy Statement/Prospectus. The SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Funds. A copy of such SAI is available upon request and without charge by writing to the Company, P.O. Box 58969, Houston, Texas 77258-8969, or by calling toll-free 1-800-231-4639.

           THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

           The Reorganization Plan provides that the Fund will transfer all assets and stated liabilities to the Acquiring Fund in exchange for Class N shares of the Acquiring Fund, in an amount equal in value to the aggregate net assets of the Fund. These transfers are expected to occur after the close of business on or about December 7, 2007 (the "Closing Date"), based on the value of each Fund's assets as of the close of the regular trading session on the New York Stock Exchange (the "NYSE") (normally, 4:00 p.m. Eastern time) on the Closing Date (the "Effective Time").

           As soon as practicable after the transfer of the Fund's assets and stated liabilities, the Fund will make a liquidating distribution to its Class A and Class B shareholders of the Class N shares of the Acquiring Fund received, so that a holder of Class A and Class B shares in the Fund at the Effective Time of the Reorganization will receive a number of Class N shares of the Acquiring Fund with the same aggregate value as the shareholder had in the Fund at the Effective Time. On the Closing Date, shareholders of the Fund will become shareholders of the Acquiring Fund. The Fund will then be terminated as a series of the Company as soon as reasonably practicable thereafter.

           The Company and the Trust each are open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Securities Management and Research, Inc. ("SM&R") is the investment adviser of the Fund. Fred Alger Management, Inc. ("Alger Management") is the subadviser to the Fund and the investment adviser to the Acquiring Fund. SM&R also serves as the Fund's distributor, custodian and transfer agent. Fred Alger & Company, Incorporated is the distributor of the Acquiring Fund. State Street Bank and Trust Company, and its affiliate, Boston Financial Data Services, Inc. serve as the Acquiring Fund's custodian and transfer agent, respectively.

           For a more detailed discussion of the investment objective, policies and risks of the Fund, see the Fund's Prospectus, which includes the Fund's financial highlights, and the SAI dated December 31, 2006, as amended and/or supplemented, which have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus insofar as they relate to the Fund. No other parts of the Prospectus or SAI other than those that relate to the Fund are incorporated herein. Copies of the Fund's Prospectus and SAI, as well as the Company's Semi-Annual Report for the fiscal period ended February 28, 2007 [and the Annual Report for the fiscal year ended August 31, 2007], are available upon request and without charge by writing to SM&R, P.O. Box 58969, Houston, Texas 77258-8969, or by calling toll-free 1-800-231-4639.

           The Acquiring Fund's Prospectus dated October 10, 2007, accompanies this Prospectus/Proxy Statement and is incorporated into this Prospectus/Proxy Statement by reference. The Acquiring Fund has not yet commenced investment operations and was established solely for the purpose of effecting the Reorganization.

           Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Class A and Class B shareholders will vote together on the proposal. Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed proxy card is executed and returned, it nevertheless may be revoked by giving another proxy before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. If you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal.

           As of October 5, 2007, there were [_________] Class A shares and [__________] Class B shares of the Fund that were issued and outstanding:

           Proxy materials will be mailed to shareholders of record on or about October 22, 2007.

TABLE OF CONTENTS

Summary
Comparison of the Fund and the Acquiring Fund
Management of the Fund and Acquiring Fund
Comparison of Shareholder Servicing and Distribution Arrangements
Information Relating to the Reorganization
Capitalization
Shareholder Rights
Board Considerations
Additional Information About the Fund and Acquiring Fund
Voting Matters
Financial Statements and Experts
Other Business
Shareholder Proposals
Notice to Banks, Broker/Dealers and Voting Trustees and Their Nominees
Appendix A Agreement and Plan of Reorganization
Appendix B Board of Trustees of the Trust
Appendix C Legal Proceedings	1 2 7 9 11 13 13 16 17 18 19 19 19 19 A-1 B-1 C-1

SUMMARY

           This Summary is designed to allow you to compare the current fees, investment objective, policies and restrictions, and purchase, redemption and transfer procedures of the Fund with those of the Acquiring Fund. Shareholders should read this entire Proxy Statement/Prospectus carefully. For more complete information, please read the prospectus for each Fund. This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund's Prospectus, the Fund's Prospectus and the Reorganization Plan, which is attached to this Prospectus/Proxy Statement as Appendix A.

Proposed Reorganization

           Pursuant to the Reorganization Plan, the Fund will transfer all assets and stated liabilities to the Acquiring Fund in exchange for Class N shares of the Acquiring Fund. The Fund will distribute the Acquiring Fund's Class N shares that it receives to its shareholders in liquidation of the Fund. The Fund will then be terminated as a series of the Company as soon as practicable thereafter. As a result of the Reorganization, shareholders of the Fund will become shareholders of the Acquiring Fund.

           The Board of Directors of the Company, including the Directors who are not "interested persons" within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") ("Independent Directors"), considered the proposed Reorganization at a meeting held on August 23, 2007. After a thorough review of all aspects of the Reorganization and for the reasons set forth below (see "Board Considerations"), the Board has determined that the Reorganization would be in the best interests of the Fund and its existing shareholders, and that the interests of existing shareholders would not be diluted as a result of the transactions contemplated by the Reorganization. THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE REORGANIZATION.

           Material Federal Income Tax Consequences of the Reorganization.   The Reorganization has been structured as a tax-free reorganization for U.S. federal income tax purposes. As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a result of the Reorganization. Tax attributes of the Fund will carry over to the Acquiring Fund; however, the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards, if any, will be subject to limitations. See "Information Relating to the Reorganization—Federal Income Tax Consequences."

           Distributions.  Before the Reorganization, the Fund expects to distribute ordinary income and capital gains, earned as of the date of the Reorganization, if any, to its shareholders.

           Special Considerations and Risk Factors.   The investment objectives and investment policies of the Funds are substantially similar. Therefore, an investment in the Acquiring Fund involves investment risks that are substantially similar to those of the Fund. For a more complete discussion of the risks associated with the Funds, see "Main Risks" below.

COMPARISON OF THE FUND AND THE ACQUIRING FUND

           The following discussion is primarily a summary of certain parts of the Fund's Prospectus and the Acquiring Fund's Prospectus. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

Investment Objectives and Investments Strategies of the Funds

           The Fund and Acquiring Fund have identical investment objectives. The Acquiring Fund, like the Fund, seeks long-term capital appreciation. The investment goal, primary approach and related risks of the Funds are discussed below. The Acquiring Fund's investment objective may be changed by its Board of Trustees without shareholder approval. SM&R Fund may not change its investment objective without the approval of a "majority of outstanding voting shares" (as such term defined in the 1940 Act).

           Goal/Approach.   Under normal circumstances, the Fund normally invests at least 85% of its assets in the equity securities of companies principally engaged in offering, using or developing products, processes or services that will provide or will benefit significantly from technological advances or improvements. The Fund believes that these companies may include, for example, companies that develop, produce or distribute technology products or services in the computer, semi-conductor, electronic, communications or biotechnology sectors. The sectors in which the Fund may invest are subject to change from time to time as developments or opportunities in technology occur.

           Under normal circumstances, the Acquiring Fund invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities of companies of any market capitalization that are principally engaged in the technology sector. A company will be considered to be principally engaged in the technology sector if it derives at least 50% of its earnings or revenues from, or devotes at least 50% of its assets to, activities in any area of the technology sector, including, but not limited to, computers, semiconductors, electronics, communications, health care or biotechnology.

           Neither the Fund's nor the Acquiring Fund's principal investment strategy may be changed without providing shareholders with at least sixty (60) days prior notice.

           The Acquiring Fund, like the Fund, will invest primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. The Funds invest primarily in "growth" stocks. Alger Management, the Acquiring Fund's investment adviser and the Fund's sub-investment adviser, believes that these companies tend to fall into one of two categories:

•	High Unit Volume Growth. Vital, creative companies which offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line.

•	Positive Life Cycle Change. Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.

           The Funds may invest in companies of any market capitalization. The market capitalization of a company is its price per share multiplied by its number of outstanding shares. Each Fund may leverage, that is, borrow money to buy additional securities.

           Temporary Defensive and Interim Investments.   When market conditions are unstable, or Alger Management believes it is otherwise appropriate to reduce holdings in stocks, the Fund and the Acquiring Fund can invest in the following debt securities for defensive purposes: (i) high-quality, short-term money market instruments, including those issued by the U.S. Treasury or other government agencies; (ii) commercial paper (short-term, unsecured, promissory notes of domestic or foreign companies); (iii) short-term debt obligations of corporate issuers, certificates of deposit and bankers' acceptances of domestic and foreign banks and savings and loan associations; and (iv) repurchase agreements. The Funds can also purchase these securities for liquidity purposes to meet cash needs due to the redemption of Fund shares, or to hold while waiting to reinvest cash received from the sale of other portfolio securities.

           Derivative Transactions.   The Fund and the Acquiring Fund may purchase put and call options and sell (write) covered put and call options on securities and securities indexes to increase gain or to hedge against the risk of unfavorable price movements. A fund may write covered call options on common stocks that it owns or has an immediate right to acquire through conversion or exchange of other securities in an amount not to exceed 25% of total assets. A fund may only buy or sell options that are listed on a national securities exchange.

           Foreign Securities.   The Fund may invest up to 20% of the value of its total assets in foreign securities (not including American Depositary Receipts, American Depositary Shares or U.S. dollar-denominated securities of foreign issuers). The Acquiring Fund is not restricted in the amount of its assets it may invest in foreign securities.

           Illiquid and Restricted Securities.   The Fund and the Acquiring Fund also may invest in restricted securities (i.e., securities which are subject to legal or contractual restrictions on their resale), including restricted securities governed by Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"). Neither Fund will invest more than 15% of its net assets in "illiquid" securities, which include restricted securities, securities for which there is no readily available market and repurchase agreements with maturities of greater than seven days; however, restricted securities that are determined by the Board of Directors of the Company or the Board of Trustees of the Trust, as applicable, to be liquid are not subject to this limitation.

           Securities Lending.   The Fund and the Acquiring Fund may lend portfolio securities to brokers, dealers and other financial organizations. Loans of securities by a Fund, if and when made, may not exceed 33 1/3% of the Fund's total assets including all collateral on such loans, less liabilities exclusive of the obligation to return such collateral, and will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Funds will not lend securities to Alger Management or its affiliates.

           Diversification.   The Fund and the Acquiring Fund are non-diversified, which means that with respect to 75% of each Fund's total assets, it will not invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of a single issuer (excluding U.S. Government securities).

           For more information on the Fund's management policies, see "Fund Summary" in the Fund's Prospectus and "Investment Objectives and Policies—Investment Techniques Available to One or More of the Equity Funds" in the Fund's Statement of Additional Information. For more information on the Acquiring Fund's management policies, see "Risk/Return Summary: Investments, Risks & Performance—Investments" in the Acquiring Fund's Prospectus and "Investment Strategies and Policies" in the Acquiring Fund's Statement of Additional Information.

Main Risks

           As with any fund that invests in stocks, your investment may fluctuate in value and the possible loss of your investment is a risk of investing. A Fund's price per share will fluctuate due to changes in the market prices of its investments. An investment in a Fund may not grow as fast as the rate of inflation. Additionally, stocks tend to be more volatile than some other investments you could make, such as bonds. As a result, the value of your investment in the Acquiring Fund, as in the Fund, will fluctuate, which means you could lose money.

           Technology sector risk.   Because each Fund concentrates its investments in the technology sector, the value of the Fund's shares may be more volatile than mutual funds that do not similarly concentrate their investments. In addition, the comparative rapidity of product development and technological advancement in many areas of the sector may be reflected in greater volatility of the stocks of companies operating in those areas.

           Growth stock risk.   Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. Based on each Fund's investment style and objective, an investment in such Fund may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment's value.

           Short-term trading risk.   Trading in growth stocks may be relatively short-term, meaning a Fund may buy a security and sell it a short time later if it is believed that an alternative investment may provide greater future growth. This activity may create higher transaction costs due to commissions and other expenses and thereby may adversely affect fund performance. In addition, a high level of short-term trading may increase a Fund's realized gains, thereby increasing the amount that must be distributed to shareholders at the end of the year.

           Derivatives risk.   Each Fund may purchase put and call options and sell (write) covered put and call options on securities and securities indexes to increase gain or to hedge against the risk of unfavorable price movements. If Alger Management incorrectly predicts the price movement of a security or market, an option held by a fund may expire unexercised and the Fund will lose the premium it paid for the option, or the Fund as the writer of an option may be required to purchase or sell the optioned security at a disadvantageous price or settle an index option at a loss. Also, an imperfect correlation between a hedge and the securities hedged may render the hedge partially ineffective.

           Use of options on securities indexes also entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. A Fund will not purchase these options unless Alger Management is satisfied with the development, depth and liquidity of the market and Alger Management believes the options can be closed out.

           Foreign securities risk.   Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealing between nations. There may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers and foreign brokerage commissions are generally higher than in the United States. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than those in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations. Dividends paid by foreign issuers also may be subject to withholding and other foreign taxes that may decrease the net return on these investments as compared to dividends paid to a Fund by domestic corporations.

           Illiquid and restricted securities risk.   The Fund and the Acquiring Fund also may invest in restricted securities; i.e., securities which are subject to legal or contractual restrictions on their resale. These restrictions might prevent the sale of the securities at a time when a sale would otherwise be desirable. In order to sell securities that are not registered under the federal securities laws it may be necessary for a fund to bear the expense of registration.

           For a complete description of investments risks of the Fund and the Acquiring Fund, see "Fund Summary" and "Additional Explanation of Risk Factors" in the Fund's Prospectus and "Investment Objectives and Policies—Investment Techniques Applicable to One or More of the Equity Funds" in the Fund's Statement of Additional Information. For a complete description of investment risks of the Acquiring Fund, see "Additional Information about the Funds' Investments" in the Acquiring Fund's Prospectus and "Investment Strategies and Policies" in the Acquiring Fund's Statement of Additional Information.

Fund Expenses and Performance

           Fees and Expenses.   The fees and expenses set forth below are for the twelve month period ended June 30, 2007. The "Pro Forma After Reorganization" operating expenses information is based on the net assets and fund accruals of the Fund and the Acquiring Fund, as adjusted showing the effect of the Reorganization had it occurred on such date. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices. "Other Expenses" are based on estimated amounts for the current fiscal year (and for the Acquiring Fund are based on assumed net assets of $20 million). Actual expenses may be greater or less than the amounts listed in the table.

Annual Fund Operating Expenses as a
percentage of average daily net assets:

	Fund Class A	Fund Class B	Acquiring Fund Class N	Pro Forma After Reorganization Acquiring Fund Class N
Shareholder Fees (fees paid directly from your investment)
Redemption Fee	None	None	2.00%(1)	2.00%(1)
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	5.00%(2)	None	None	None
Maximum Deferred Sales Charge (as a percentage of the lesser of the offering price or redemption value)	None(3)	5.00%(4)	None	None
Annual Fund Operating Expenses (as a percentage of average net assets)
Management fees	1.35%(5)	1.35%(5)	.81%	.81%
Distribution and/or Service (Rule 12b-1) fees	.35%(5)	1.00%	.25%	.25%
Other Expenses	2.08%	3.04%	.62%	.62%
Total Annual Fund Operating Expenses	5.78%	5.39%	1.68%	1.68%
Fee Waiver and Expense Reimbursement(6)	(7)	(7)	.28%	.28%
Net Expenses(6)	(7)	(7)	1.40%	1.40%

(1)	No redemption fees will be imposed on Fund shares in connection with the Reorganization.
(2)	Class A shareholders of the Fund pay a sales charge of 5.00% on initial investments of less than $50,000. Such shareholders pay a reduced sales charge at certain breakpoints, as follows: 4.50% on initial investments of at least $50,000 but less than $100,000; 3.50% on initial investments of at least $100,000 but less than $250,000; 2.50% on initial investments of at least $250,000 but less than $500,000; 1.50% on initial investments of at least $500,000 but less than $1 million; and 0.00% on initial investments of $1 million or more.
(3)	Purchases of $1 million or more of Class A shares of the Fund may be made without an initial sales charge. Redemptions of such shares within the first 13 months after purchase, however, will be subject to a contingent deferred sales charge of 1.00%.
(4)	The maximum 5.00% contingent deferred sales charge on the Fund's Class B shares applies to redemptions during the first year after purchase. The charge declines to 4.00% during the second year, 3.00% during the third year, 2.00% during the fourth year, 1.00% during the fifth year and 0.00% during the sixth year and thereafter.
(5)	The Fund pays SM&R a management fee of 1.35% and SM&R pays Alger Management, as subadviser to the Fund, a fee of 0.60% of the Fund's average daily net assets.
(6)	Alger Management also has contractually agreed to waive its fee and/or reimburse the Acquiring Fund through October 31, 2008, to the extent necessary to limit the total annual fund operating expenses of Class N shares of the Acquiring Fund to 1.40%
(7)	SM&R has voluntarily agreed to reimburse the Fund to the extent that total annual fund operating expenses exceed 2.10% and 2.75% for Class A shares and Class B shares, respectively. This arrangement extends until December 31, 2007 and may be terminated at any time thereafter by SM&R.

           Expense Example

           The following table is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. This expense example shows what you could pay in expenses over time, and assumes the relevant contractual fee waiver and expense reimbursement described above. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the examples are for comparison only.

           To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Fund		Acquiring Fund	Pro Forma After Reorganization-- Acquiring Fund
	Class A Shares	Class B Shares*	Class N Shares	Class N Shares
1 Year	$ 861	$ 538/$1,038**	$ 143	$ 143
3 Years	$1,597	$1,608/$1,908**	$ 502	$ 502
5 Years	$2,351	$2,669/$2,769**	$ 886	$ 886
10 Years	$4,318	$4,987	$1,964	$1,964

*	Class B expenses for years 9 and 10 are based on Class A expenses because Class B shares automatically convert to Class A shares approximately 8 years after purchase.
**	Assuming redemption at the end of the period.

           Past Performance.   Performance information for the Class N shares of the Acquiring Fund is not presented because that Class has not yet commenced operations. As accounting successor to the Class A shares of the Fund, the Class N shares of the Acquiring Fund will assume the Class A shares' historical performance after the Reorganization. The bar chart and table below illustrate the risks of investing in the Acquiring Fund and the Fund. The bar chart shows the changes in the performance of the Fund's Class A shares from year to year. The table compares the average annual total returns of the Fund's Class A shares to those of two appropriate benchmark indexes. No expenses, fees or taxes are reflected in the returns for the indexes, which are unmanaged. All returns for the indexes assume reinvestment of dividends and interest on the underlying securities that make up the indexes. Investors cannot invest directly in the indexes.

           The returns in the table include the effect of Class A's maximum applicable front-end sales charge. The table also shows the effect of taxes on the Fund's Class A shares returns by presenting after-tax returns. These returns are calculated using the highest individual federal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes. A "Return After Taxes on Distributions and Sale of Fund Shares" may sometimes be higher than the other two return figures; this happens when there is a capital loss on redemption, giving rise to a tax benefit to the shareholder. Actual after-tax returns will depend on your specific situation and may differ from those shown. The after-tax returns shown will be irrelevant to investors owning shares through tax-deferred accounts, such as IRAs or 401(k) plans. The returns assume reinvestment of dividends and distributions. Remember that the Fund's past performance (before or after taxes) is not necessarily an indication of how it will perform in the future.

Fund — Class A Shares
Year-by-year total returns as of 12/31 each year (%)

-35.33	-50.15	75.45	0.00	11.26	11.35
'01	'02	'03	'04	'05	'06

Best Quarter:	Q4 '01	32.94%
Worst Quarter:	Q3 '01	-40.98%

The year-to-date total return for Class A shares of the Fund as of 6/30/07 was 12.95%.

Average annual total returns as of 12/31/06

Fund — Class A Shares

	1 Year	5 Years	Since Inception (9/1/2000)
Class A
returns before taxes	11.35%	1.62%	-14.79%
Class A
returns after taxes on distributions	11.35%	1.62%	-14.79%
Class A
returns after taxes on distributions and sale of fund shares	7.38%	1.38%	-11.59%
S&P 500 Index*	15.80%	6.19%	0.60%
ML Technology 100 Index**	11.25%	4.64%	-11.75%

*	The S&P 500 Index is an index of large company common stocks considered to be representative of the U.S. stock market in general.

**	The ML Technology 100 Index tracks the performance of stocks issued by technology related companies.

MANAGEMENT OF THE FUND AND ACQUIRING FUND

Investment Managers and Management Agreements

           Investment Managers.   SM&R, with its principal offices located at 2450 South Shore Boulevard, League City, Texas 77573, serves as the Fund's investment adviser. In addition, SM&R invests the Fund's assets, provides administrative services, and serves as transfer agent, custodian, dividend paying agent, and underwriter. SM&R is a wholly-owned subsidiary of American National Insurance Company. SM&R was incorporated in 1964 and has managed mutual funds since 1966. SM&R does and may, from time to time, serve as investment adviser to other clients including banks, employee benefit plans, other investment companies, foundations and endowment funds. SM&R, with the approval of the Board, has selected and employed Alger Management as subadviser to perform the day-to-day management of the Fund.

           Alger Management is located at 111 Fifth Avenue, New York, New York 10003. Alger Management has been an investment adviser since 1964, and manages investments totaling (at June 30, 2007) approximately $9.2 billion in mutual fund assets as well as $2.3 billion in other assets. Alger Management also serves as the investment adviser for the Acquiring Fund. As investment adviser to the Acquiring Fund and subadviser to the Fund, Alger Management provides day-to-day management of each Fund's investments and assists in the overall management of the Fund's affairs. Alger Management supervises all aspects of each Fund's operations and provides a continuous investment program that is consistent with each Fund's stated investment objective and policies.

           Management Agreements.   SM&R provides investment advisory and management services to the Fund pursuant to an investment advisory agreement (the "SM&R Advisory Agreement"). Under the SM&R Advisory Agreement, SM&R is entitled to an investment advisory fee of 1.35% of the average daily net assets of the Fund. The Fund also pays SM&R an administrative fee of 0.25% of its average daily net assets pursuant to a separate administration agreement. As of June 30, 2007, the Fund only had approximately $1.1 million in assets. Pursuant to a voluntary obligation, SM&R has agreed to waive its fee, and if necessary, reimburse the Fund through December 31, 2007, to the extent total annual operating expenses exceed 2.10% and 2.75% of the average daily net assets of the Fund's Class A and Class B shares, respectively. SM&R has advised the Board that it may not continue the expense cap if the Reorganization is not approved by shareholders.

           Pursuant to a sub-investment advisory agreement between SM&R and Alger Management dated as of September 1, 2000 (the "Original Sub-Advisory Agreement"), SM&R delegated its investment advisory responsibilities to Alger Management, and since the Fund's inception Alger Management has carried out the day-to-day investment and reinvestment of the assets of the Fund. Alger Management also manages all of the securities and other assets of the Fund and determines what portfolio investments are purchased, retained and sold. SM&R monitors Alger Management's buying and selling of portfolio securities and the administration of the Fund's investment program. SM&R compensates Alger Management from the management fee it receives from its own resources at an annual rate of 0.60% of the Fund's average daily net assets. No additional fees are paid by the Fund to Alger Management.

           On February 24, 2007, Mr. Frederick M. Alger, III, consummated the transfer of his controlling interest in the parent company of Alger Management, Alger Associates, Inc., to his three daughters. As a result of the indirect change in control of Alger Management, there was a technical "assignment" (as defined in the 1940 Act) of the Original Sub-Advisory Agreement, which then terminated in accordance with its terms. Despite the technical assignment of the Original Sub-Advisory Agreement, and pursuant to a series of discussions with SM&R and the Company's Board of Directors, Alger Management has continued to provide the Fund with uninterrupted investment advisory services called for under the Original Sub-Advisory Agreement. Since the discovery of the termination of the Original Sub-Advisory Agreement, the fees payable to Alger Management have been retained by (or reimbursed to) SM&R. Alger Management, relying on equitable principles, sought approval from the Company's Board of Directors, to allow Alger Management to avoid an economic burden and retain, as payment, an amount equal to its cost incurred in connection with performing the duties called for under the Original Sub-Advisory Agreement from the period from February 24, 2007 through the Closing Date of the Reorganization. In granting their unanimous approval, the Board of Directors considered the nature of the continuing relationship between Alger Management, SM&R and the Fund and the nature, quality and extent of the services that Alger Management has provided to the Fund since its inception. The Board of Directors also considered the following: (i) the 1940 Act permits a court to enforce a contract that otherwise violates the 1940 Act should the court determine that such enforcement would produce a more equitable result than non-enforcement and would not be inconsistent with the underlying purposes of the 1940 Act; (ii) the Fund and its shareholders have experienced no economic harm during this period as a result of the termination of the Original Sub-Advisory Agreement, as SM&R has continued to function as the Fund's investment adviser pursuant to the SM&R Advisory Agreement and Alger Management is paid by SM&R and not by the Fund; (iii) the amount payable to Alger Management for its cost of providing advisory services would be no more than what the Fund would have paid under the Original Sub-Advisory Agreement due to the fee waiver arrangement with SM&R; (iv) that, but for the failing to meeting the technical requirements of the 1940 Act, the Board has intended that the Original Sub-Advisory Agreement continue uninterrupted since the Fund's inception in September 2000; and (v) the Alger Management personnel responsible for the day-to-day investment management of the Fund have remained unchanged, and Alger Management continues to manage the Fund in accordance with the terms and conditions of the Original Sub-Advisory Agreement. The Board also considered that the Fund's shareholders are being asked to approve the Reorganization Plan, which if approved, would result in the Fund's shareholders becoming shareholders of the Acquiring Fund and the termination of the Fund as a series of the Company. As Alger Management was willing to continue to provide the Fund with uninterrupted investment advisory services called for under the Original Sub-Advisory Agreement, for payment equal to its cost incurred in providing such services—subject to the Fund's waiver arrangement—for the period of time from February 24, 2007 through the Closing Date, the Board unanimously accepted Alger Management's proposal to continue providing advisory services to the Fund until the Closing Date.

           Alger Management provides investment advisory services to the Acquiring Fund pursuant to an investment advisory agreement (the "Alger Advisory Agreement"). Pursuant to the Alger Advisory Agreement, Alger Management makes investment decisions for the Acquiring Fund and continuously reviews its investment programs. These management responsibilities are subject to the supervision of the Board of Trustees. The Acquiring Fund pays Alger Management a fee at the annual rate of 0.81% based on a percentage of its average daily net assets. Alger Management also provides administrative services to the Acquiring Fund pursuant to a separate administration agreement. For these services, the Acquiring Fund pays Alger Management a fee at the annual rate of .04% of its average daily net assets.

           Pursuant to a contractual obligation, Alger Management has agreed to waive its fee and, if necessary, reimburse the Acquiring Fund through October 31, 2008, to the extent total annual operating expenses exceed 1.40% of the Acquiring Fund's average daily net assets.

           Portfolio Managers.   Both Funds are managed by Mr. Daniel C. Chung. Mr. Chung has been employed by Alger Management since 1994, and currently serves as Chairman, Chief Executive Officer, Chief Investment Officer and portfolio manager. The portfolio manager of the Acquiring Fund is not expected to change as a result of the Reorganization.

Other

           Board Members.   The Board members of the Company and the Trust are not the same. For a description of the Board of Trustees of the Trust, of which the Acquiring Fund is a series, please see Appendix B.

           Independent Registered Public Accounting Firm.   The Fund has selected BKD, LLP as its independent registered public accounting firm. The Acquiring Fund has selected Ernst & Young LLP as its independent registered public accounting firm.

COMPARISON OF SHAREHOLDER SERVICING AND DISTRIBUTION ARRANGEMENTS

Distribution Arrangements

           Sales Loads.   Class A and Class B shares of the Fund are subject to front-end sales charges and/or contingent deferred sales charges ("CDSCs"). Purchases of Class A shares of the Fund are subject to a "front-end" sales charge of up to 5.00%. The sales charge is a percentage of the offering price, which includes the sales charge, as shown in the following table:

Amount Invested	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested
Less than $50,000	5.00%	5.32%
$50,000 - $99,999	4.50%	4.71%
$100,000 - $249,999	3.50%	3.63%
$250,000 - $499,999	2.50%	2.56%
$500,000 - $999,999	1.50%	1.52%
$1,000,000 and over	None	None

           Although no "front-end" sales charge applies to purchases of $1 million and over, such purchases are subject to a CDSC of 1.00% of the net asset value if those shares are redeemed within 13 months after purchase. The CDSC will be calculated in the same manner as for Class B shares, as described below.

           The Fund's Class B shares are purchased at net asset value, without any initial sales charge. However, there is a CDSC on shares sold, the amount of which depends on the number of years since such purchase, as shown in the following table:

Years Since Purchase	Contingent Deferred Sales Charge (as a % of Offering Price)
Year 1	5.00%
Year 2	4.00%
Year 3	3.00%
Year 4	2.00%
Year 5	1.00%
Years 6+	0.00%

           The sales load for both Class A and Class B shares of the Fund is subject to certain reductions or waivers as described in the Fund's prospectus under "Sales Charge Reductions and Waivers." Class N shares of the Acquiring Fund are not subject to either a front-end sales charge or a CDSC.

            Distribution and Shareholder Servicing Plans.   Shares of the Acquiring Fund are subject to a plan adopted pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"). Under the 12b-1 Plan, the Acquiring Fund pays Fred Alger & Company, Incorporated a fee at an annual rate of 0.25% of the average daily net assets of the Acquiring Fund's Class N shares to finance the sale and distribution of such shares and for shareholder servicing. Because the 12b-1 Plan fee is paid out of the assets attributable to the shares of the Acquiring Fund on an ongoing basis, over time it will increase the cost of a shareholder's investment in the Acquiring Fund and may cost such shareholder more than paying other types of sales charges. The Fund also has adopted a Rule 12b-1 Plan, pursuant to which Class A and Class B shareholders pay the Fund's distributor a fee at an annual rate of 0.35% and 1.00% of the average daily net assets of the Fund's Class A and Class B shares, respectively, to finance the sale and distribution of such shares and for shareholder servicing.

           Purchase and Redemption Policies.   The Fund's offering price is calculated once each day the NYSE is open for regular trading on any SM&R business day. The offering price equals the Fund's net asset value ("NAV") plus the sales charge, if any, computed at the rate set forth in the applicable tables for the classes. (See "Sales Charge Reductions and Waivers" in the Fund's prospectus.) Although the legal rights of the Fund's Class A and B shares are substantially identical, the different expenses borne by each class will result in different NAV and dividends. The NAV of the Fund's Class B shares generally will be lower than the Class A shares as a result of differences in service and distribution (12b-1) fees charged. NAV is not calculated on SM&R business holidays or other days the NYSE is closed.

           The Fund's investments are priced at their market value when market quotations are readily available. When these quotations are not readily available, investments will be priced at their fair value, calculated according to procedures adopted by the Board of Directors. The Fund also may use fair value pricing if the value of a security held by the Fund is materially affected by events occurring after the close of regular trading of the primary markets or exchanges on which the security is traded. In these situations, prices used by the fund to calculate its net asset value may differ from quoted or published prices for the underlying securities.

           Shareholders can purchase or redeem Acquiring Fund shares on any day the NYSE is open. Orders will be processed at the NAV next calculated after the purchase or redemption request is received in good order by the Acquiring Fund's transfer agent or other agents appointed by the Acquiring Fund's distributor. The NAV of the Acquiring Fund's shares is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the NYSE is open.

           If you redeem, by sale or exchange, shares of the Acquiring Fund within 30 days of purchase, the Acquiring Fund may impose a redemption fee of 2.00% of the amount redeemed. This fee will be retained by the Acquiring Fund. Shares held the longest will be treated as having been redeemed first for purposes of determining whether the fee applies. The fee, which may be waived in certain circumstances, will not apply to certain redemptions as described in the Acquiring Fund's prospectus.

           The assets of the Acquiring Fund are generally valued on the basis of market quotations, or where market quotations are not reliable or readily available, on the basis of fair value as determined by Alger Management under procedures adopted by the Board of Trustees. In determining whether market quotations are reliable and readily available, Alger Management monitors information it routinely receives for significant events it believes will affect market prices of portfolio instruments held by the Acquiring Fund. Significant events may affect a particular company (for example, a trading halt in the company's securities on an exchange during the day) or may affect securities markets (for example, a natural disaster that causes a market to close). If Alger Management is aware of a significant event that has occurred after the close of the market where a portfolio instrument is primarily traded, but before the close of the NYSE, that the Manager believes has affected or is likely to affect the price of the instrument, the Manager will use its best judgment to determine a fair value for that portfolio instrument under procedures adopted by the Board of Trustees. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios' net asset values. Foreign securities may trade on days when the Acquiring Fund is not open for business, thus affecting the value of the Acquiring Fund's assets on days when Acquiring Fund shareholders may not be able to buy or sell Acquiring Fund shares.

           Exchange Privileges.   Shareholders of the Fund may exchange Class A and Class B shares of the Fund, without an exchange fee or sales charge, for shares of the corresponding class of another series of the Company, including series that offer only one class of shares (SM&R Primary Fund and SM&R Money Market Fund), subject to certain conditions including that any applicable CDSC period has expired on the shares being exchanged, and that the shareholder meet any minimum investment requirement for the shares being acquired. The Fund will waive any sales charges on Class A shares acquired through an exchange if the shareholder previously paid a sales charge on amounts invested in those shares.

           Acquiring Fund shareholders can exchange their shares for shares of other series of the Trust, as well as shares of Alger Money Market Fund, a series of The Alger Funds, another fund advised by Alger Management. Exchanges are subject to the 2.00% redemption fee described above.

           Distributions.   Each Fund intends to pay out all of its net investment income and net realized capital gains annually. Each Fund reinvests all dividends and distributions in additional shares of the Fund at NAV unless otherwise instructed by the shareholder.

INFORMATION RELATING TO THE REORGANIZATION

           Description of the Reorganization.   The following summary of the Reorganization Plan is qualified in its entirety by reference to the Reorganization Plan attached to this Prospectus/Proxy Statement as Appendix A. The Reorganization Plan provides that, subject to the requisite approval of the Fund's shareholders, the Acquiring Fund will acquire all of the assets of the Fund in exchange for Acquiring Fund Class N shares, and the assumption by the Acquiring Fund of the Fund's stated liabilities on December 7, 2007 or such other date as may be agreed upon by the parties (the "Closing Date"). The number of Acquiring Fund Class N shares to be issued to the Fund will be determined on the basis of the relative net asset values per share and aggregate net assets of the Fund and the Acquiring Fund, generally computed as of the close of trading on the floor of the New York Stock Exchange (usually at 4:00 p.m., Eastern time) on the Closing Date. Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are described under the caption "Shareholder Information—Net Asset Value" in the Acquiring Fund's Prospectus and under the caption "Net Asset Value" in the Acquiring Fund's Statement of Additional Information.

           On or before the Closing Date, the Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the tax periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or before the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or before the Closing Date (after reduction for any capital loss carryforward).

           As soon as conveniently practicable after the Closing Date, the Fund will liquidate and distribute pro rata to its Class A and Class B shareholders of record as of the close of business on the Closing Date Acquiring Fund Class N shares received by it in the Reorganization. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account being credited with the respective pro rata number of Acquiring Fund shares due to the shareholder. After such distribution and the winding up of its affairs, the Fund will be terminated and cease operations. After the Closing Date, any outstanding certificates representing Fund shares will represent Acquiring Fund shares distributed to the record holders of the Fund.

           The Reorganization Plan may be amended at any time prior to the Reorganization. The Fund will provide its shareholders with information describing any material amendment to the Reorganization Plan prior to shareholder consideration. The obligations of the Fund and the Acquiring Fund under the Reorganization Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Fund and the Acquiring Fund.

           The total expenses of the Reorganization are expected to be approximately $[45,000], which will be borne equally by SM&R and Alger Management.

           Material Federal Income Tax Consequences of the Reorganization.   The following is a summary of the material anticipated federal income tax consequences of the Reorganization. The discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations, court decisions, published positions of the Internal Revenue Service (the "IRS") and other applicable authorities, all as in effect on the date of this Proxy Statement/Prospectus and all of which are subject to change and differing interpretations (possibly with retroactive effect). This summary is limited to U.S. persons who hold shares of the Fund as capital assets for federal income tax purposes (generally, assets held for investment).

           The exchange of Fund assets for Acquiring Fund shares, the Acquiring Fund's assumption of the Fund's stated liabilities and the Fund's distribution of those shares to Fund shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive opinions to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes: (1) the transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Class N shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Class N shares to Fund shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code and each of the Fund and the Acquiring Fund will be "a party to a reorganization"; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Class N shares and the assumption by the Acquiring Fund of stated liabilities of the Fund pursuant to the Reorganization; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Class N shares and the assumption by the Acquiring Fund of stated liabilities of the Fund or upon the distribution (whether actual or constructive) of those Acquiring Fund Class N shares to Fund shareholders in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of their Fund shares for Acquiring Fund Class N shares pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Fund Class N shares received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Class N shares received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each Fund asset in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

           Neither the Fund nor the Acquiring Fund has sought a tax ruling from the Internal Revenue Service ("IRS"). The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position. Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

           Capital Loss Carryforward.  As of its most recent fiscal year ended August 31, 2007, the Fund had $[_______] in capital loss carryforwards.

           There are limitations to the amount of the carryforward that can be utilized in any one year, and any amount that cannot be utilized in any one year can be carried over to a succeeding year subject to the same limitations in such year. Different amounts of the capital loss carryforward expire in different years. Consequently, as a result of the limitations on the use of capital loss carryforwards, if the Reorganization is consummated it is expected that some or all of the Fund's capital loss carryforward may expire unused.

           This summary does not address all of the federal income tax consequences that may be relevant to a particular person or to persons that may be subject to special treatment under federal income tax laws. You should consult your tax adviser as to the federal income tax consequences of the Reorganization, as well as the effects of state and local tax laws.

CAPITALIZATION

           The Fund has classified its shares into two classes – Class A and Class B and the Acquiring Fund has classified its shares into a single class – Class N. These Class N shares are new and have been authorized by the Trust's Board of Trustees to be issued to Fund shareholders in connection with the Reorganization. The following table sets forth, as of June 30, 2007 (1) the capitalization of Class A and Class B shares of the Fund, (2) the capitalization of Class N shares of the Acquiring Fund and (3) the pro forma capitalization of Class N shares of the Acquiring Fund as adjusted showing the effect of the Reorganization had it occurred on such date.

	Fund Class A	Fund Class B	Acquiring Fund Class N	Pro Forma After Reorganization— Acquiring Fund Class N
Total net assets	$888,466	$200,916	$0	$1,089,382
Net asset value per share	$4.10	$4.06	N/A	$10.00
Shares outstanding	216,699	49,487	None	108,938

           Each share has one vote. Shares have no preemptive or subscription rights and are freely transferable.

SHAREHOLDER RIGHTS

The Trust

           General.   From its inception in 1968 until February 12, 1996, the Trust was organized as a Massachusetts business corporation, and had operated as a registered closed-end investment company since 1978. On February 12, 1996, the Trust reorganized as a Massachusetts business trust and also converted to an open-end management investment company. The Trust is governed by its Agreement and Declaration of Trust, as amended or supplemented from time to time (the "Declaration of Trust"), By-laws and applicable state law.

           Shares.   The Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest of each series of the Trust. The Trust currently has five series, including the Acquiring Fund, outstanding. The Trustees of the Trust may also create additional series in the future without shareholder approval. When issued, the shares are fully paid and non-assessable, have no preference, preemptive or similar rights unless designated by the Trustees, and are freely transferable. Shares (including fractional shares) of each series of the Trust have equal rights with regard to voting redemptions, dividends, distributions and liquidations with respect to that series. The assets and proceeds received by the Trust from the issue or sale of shares of a series are allocated to that series and constitute the rights of that series, subject only to the rights of creditors. Any underlying assets of a series are required to be segregated on the books of account of the Trust. These assets are to be used to pay the expenses of the series as well as a share of the general expenses of the Trust.

           Voting Rights.   On any matter submitted to a vote of shareholders of the Trust, all series generally vote together as a single group, except where a separate vote is required by law or where the interests of a series differ from the other series. Each full share is entitled to one vote, and each fractional share has a proportionate fractional vote.

           Shareholder Meetings.   Under the Declaration of Trust and Massachusetts business trust laws, the Trust is not required to hold annual shareholder meetings. The Trustees or President of the Trust may call shareholder meetings as necessary. To the extent required by the 1940 Act, meetings held for the purpose of voting on the removal of any Trustee shall be called by the Trustees or upon written request by shareholders holding at least 10% of the outstanding shares entitled to vote.

           Election and Term of Trustees.   The Trust's operations are overseen by the Trustees under Massachusetts law. Subject to 1940 Act requirements, Trustees may be elected by shareholders or appointed by the Board. Trustees hold office during the lifetime of the Trust or their earlier death, resignation, incapacity or removal. A Trustee may be removed at any time by a majority vote of the remaining Trustees at a duly constituted meeting or by a vote at any meeting of shareholders of two-thirds of the outstanding shares of the Trust.

           Shareholder Liability.   Unlike the stockholders of a corporation, under certain circumstances shareholders of a business trust may be held personally liable for the debts, claims or other obligations of a business trust. However, the Declaration of Trust limits shareholder liability. The Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust and that every written agreement, undertaking or obligation made or issued by the Trust shall contain a provision to that effect. The Declaration of Trust provides for indemnification out of the Trust's property for any shareholder and any former shareholder who is exposed to liability by reason of a claim or demand relating to such person being a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the Trust itself would be unable to meet its obligations.

           Trustee Liability.   The Declaration of Trust provides that Trustees will generally be personally liable only for willful misfeasance, bad faith, gross negligence or reckless disregard of duties. The Trust may purchase insurance for Trustees to cover potential liabilities and will generally indemnify a Trustee against such claims. The Trust may also advance payments to a Trustee in connection with indemnification.

The Company

           General.   The Company is an open-end management investment company established as a Maryland corporation on November 6, 1991 The Company is governed by its Articles of Incorporation, as amended or supplemented from time to time (the "Articles"), By-laws and applicable state law.

           Shares.   The Company is authorized to issue six billion shares of common stock, with a par value of $0.01 per share. Currently, the Company is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. All consideration received by the Company for shares of one of the portfolios, and all assets in which such consideration is invested, will belong to that portfolio (subject only to the rights of creditors of such portfolio) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one portfolio would be treated separately from those of the other portfolios. The Company has the ability to create, from time to time, new series without shareholder approval.

           Voting Rights.   For certain matters all shareholders of the Company vote together as a group; as to others they vote separately by portfolio. Generally, all shares have equal voting rights and will be voted in the aggregate. Each full share is entitled to one vote, and each fractional share has a proportionate fractional vote.

           ShareholderMeetings.   The Company is not required to hold annual meetings of shareholders unless required by the 1940 Act. A special meeting of shareholders may be called for any lawful purpose, including, but not limited to, consideration of the removal of any director, by the Board of Directors or the President of the Company, or by the Secretary upon written request of shareholders owning at least 10% of the shares outstanding and entitled to vote.

           Election and Term of Directors.   The business and affairs of the Company are managed under the direction of the Board of Directors of the Company, which approves all significant agreements with those companies that furnish services to the portfolios. Subject to 1940 Act requirements, directors are elected by shareholders. Directors hold office until the termination of the Company or their earlier death, retirement, resignation, incapacity or removal. A director may be removed at any time at any meeting of the shareholders by a vote of the shareholders owning at least a majority of the outstanding shares.

           Director Liability.   Pursuant to Maryland law, the directors of the Company generally are not liable for any act, omission or obligation of the Company. The Company will indemnify its directors against all liabilities and expenses to the extent permitted by Maryland law, except for those arising from the director's willful misfeasance, bad faith, gross negligence or reckless disregard of such director's duties.

Material Differences in Shareholder Rights

           The Fund is a separate series of the Company, a Maryland corporation, and the rights of its shareholders are governed by the Company's Articles, By-Laws and the Maryland General Corporation Law (the "Maryland Code"). The Acquiring Fund is a separate series of the Trust, a Massachusetts business trust, and the rights of its shareholders are governed by the Trust's Declaration of Trust, By-Laws and applicable Massachusetts law. Certain relevant differences between the two forms of organization are summarized below.

           Shareholder Meetings and Voting Rights.   Generally, neither the Trust nor the Company is required to hold annual meetings of its shareholders. The relevant Board is required to call a special meeting of shareholders for the purpose of removing a Board member when requested in writing to do so by the holders of at least 10% of its outstanding shares entitled to vote. A Board member of the Fund or of the Acquiring Fund may be removed by the affirmative vote of a majority of the respective Fund's shareholders. Moreover, for each Fund, the Board will call a meeting of shareholders for the purpose of electing Board members if at any time less than a majority of the Board members then holding office have been elected by the shareholders.

           Shares of the Fund are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of the Acquiring Fund are entitled to one vote, with proportionate voting for fractional shares. The Amended Declaration of Trust provides that a majority of the outstanding shares entitled to vote shall constitute a quorum for the transaction of business at a shareholders' meeting. The Company's Articles provide that one-third of the shares entitled to vote shall constitute a quorum for the transaction of business at a stockholders meeting. Matters requiring a larger vote by law or under the organizational documents for the Company and the Trust are not affected by such quorum requirements.

           Shareholder Liability.   Under the Maryland Code, shareholders of the Fund have no personal liability as such for the Fund's acts or obligations.

           Under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, could be held personally liable for the obligations of the business trust. However, the Amended Declaration of Trust disclaims shareholder liability for acts or obligations of the Acquiring Fund and requires that notice of such disclaimer be given in every note, bond, contract or other undertaking issued or entered into by or on behalf of the Acquiring Fund, or the Trust's Trustees. The Declaration of Trust provides for indemnification out of the Trust's property for any shareholder and any former shareholder who is exposed to liability by reason of a claim or demand relating to such person being a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Amended Declaration of Trust also provides that the Acquiring Fund, upon request, will assume the defense of any claim made against any shareholder for any act or obligation of the Acquiring Fund and satisfy any judgment thereon.

           Liability and Indemnification of Board Members.   Under the Maryland Code, the Company's Articles and By-Laws, subject to the 1940 Act, a director or officer of the Company is not liable to the Fund or its shareholders for monetary damages except to the extent he or she receives an improper personal benefit or his or her action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated. In addition, a director is entitled to indemnification against judgments, penalties, fines, settlements and reasonable expenses unless his or her act or omission was material to the cause of action and was committed in bad faith or was the result of active and deliberate dishonesty or the individual received an improper personal benefit (or, in a criminal case, had reasonable cause to believe that his or her act or omission was unlawful). Indemnification may be made against amounts recovered by settlement of suits brought by or in the right of the Fund except where the individual is adjudged liable to the Fund. The termination of a civil proceeding by judgment, order or settlement does not create a presumption that the requisite standard of conduct was not met.

           A director or officer is entitled to advances for payment of the reasonable expenses incurred by him in connection with the matter as to which he is seeking indemnification in the manner and to the fullest extent permissible under the Maryland Code. The director or officer must provide a written affirmation of his good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the director or officer shall provide a security in form and amount acceptable to the Company for his or her undertaking; (b) the Company is insured against losses arising by reason of the advance; or (c) a majority of the disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Company at the time the advance is proposed to be made, that there is reason to believe that director or officer will ultimately be found to be entitled to indemnification. Indemnification shall be made only following: (a) a final decision on the merits by a court or other body before whom the proceeding was brought that the director or officer was not liable by reason of disabling conduct or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the director or officer was not liable by reason of disabling conduct by (i) the vote of a majority of a quorum of disinterested non- party directors or (ii) an independent legal counsel in a written opinion. Employees and agents may be indemnified to the same extent as directors and officers and to such further extent as is consistent with law.

           If these provisions of the Maryland Code are amended, the directors and officers will be entitled to limited liability and to indemnification to the fullest extent of Maryland law as amended. No amendment or repeal of the provisions of the Articles relating to limited liability and indemnification will apply to any event, omission or proceeding that precedes the amendment or repeal.

           Under the Amended Declaration of Trust, subject to the 1940 Act, a trustee is entitled to indemnification against all liability and expenses reasonably incurred by such trustee in connection with the defense or disposition of any threatened or actual proceeding by reason of his or her being or having been a trustee, unless such trustee is adjudicated to have acted with bad faith, willful misfeasance, gross negligence or in reckless disregard of his or her duties. A trustee is entitled to advances of expenses in the course of litigation if (i) such trustee undertakes to repay such sums if indemnification ultimately is denied and (ii) any of the following has occurred: (x) the trustee provides acceptable security, (y) the Acquiring Fund is insured against losses arising from the advances, or (z) the disinterested non-party trustees or independent legal counsel determine there is a reason to believe the trustee ultimately will be found to be entitled to indemnification. Officers, employees and agents of the Trust may be indemnified to the same extent as trustees.

           Under the 1940 Act, a director or trustee may not be protected against liability to a Fund and its security holders to which he or she would otherwise be subject as a result of his or her willful misfeasance, bad faith or gross negligence in the performance of his or her duties, or by reason of reckless disregard of his or her obligations and duties.

           THE FOREGOING IS ONLY A SUMMARY OF CERTAIN DIFFERENCES BETWEEN THE ACQUIRING FUND, THE TRUST'S DECLARATION OF TRUST, BY-LAWS AND MASSACHUSETTS LAW, AND THE FUND, THE COMPANY'S ARTICLES, BY-LAWS AND MARYLAND LAW. IT IS NOT A COMPLETE DESCRIPTION OF THE DIFFERENCES, BUT ONLY OF MATERIAL DIFFERENCES. SHAREHOLDERS DESIRING COPIES OF THE TRUST'S DECLARATION OF TRUST OR BY-LAWS OR THE COMPANY'S ARTICLES AND BY-LAWS SHOULD WRITE TO THE RELEVANT FUND.

BOARD CONSIDERATIONS

           During discussions held on August 23, 2007, the Board raised various questions, and received responsive information from SM&R, regarding the Reorganization, including possible Reorganization candidates. At the meeting, the Board, including the Independent Directors, were presented with information to assist them in evaluating the Reorganization, such as: (a) the terms and conditions of the Reorganization; (b) the compatibility of the Funds' objectives, investment limitations and policies; (c) performance history for the Funds; (d) that SM&R may no longer continue to subsidize the Fund if the Reorganization is not approved; (e) pro forma and/or estimated expense ratios for the Acquiring Fund; (f) any changes in fees to be paid or borne by shareholders of the Fund (directly or indirectly) after the Reorganization; (g) the potential economies of scale to be gained from the Reorganization; (h) any direct or indirect federal income tax consequences to the shareholders of the Fund; (i) the fact that the Acquiring Fund will assume stated liabilities of the Fund; (j) the fact that SM&R, Alger Management or their affiliates will directly or indirectly bear the Reorganization expenses incurred by the Fund and Acquiring Fund; and (k) the quality of management and compliance issues and regulatory developments. The Board, including all of the Independent Directors, considered the above information, as well as other information, before approving the Reorganization Plan.

           The Board, including all of the Independent Directors, determined that the Reorganization is in the best interests of the Fund and its shareholders and that the interests of existing Fund shareholders will not be diluted as a result of the Reorganization.

           The Board, including the Independent Directors, concluded that the Reorganization was in the best interests of shareholders for a number of reasons. The Board reviewed other available options for the Fund, including continuing to operate the Fund but without expense subsidies, seeking a new adviser or sub-adviser of the Fund, reorganizing the Fund with one or more other series of the Company and reorganizing the Fund with other available funds. After reviewing alternatives, the Board, including the Independent Directors, concluded that the proposed Reorganization with the Acquiring Fund was the best course available to the Fund. In reaching that conclusion, the Board noted that, based on the small size of the Fund and its expected sales growth, the Fund is not expected to reach a size that will provide a reasonable expense ratio without continued subsidies from SM&R. In addition, the Board concluded that the Acquiring Fund was the best alternative, given that the Acquiring Fund is managed by same portfolio manager for the Fund. The Board also noted that the Fund will not bear any expenses in connection with the Reorganization. Based upon the Acquiring Fund's lower expense ratio (after waivers and reimbursements) and that SM&R may not continue to subsidize the Fund if the Reorganization is not approved by shareholders, and the fact that the Fund will not bear any costs associated with the Reorganization, the Board, including all of the Independent Directors, concluded that the interests of existing shareholders of the Fund would not be diluted as a result of the Reorganization.

Required Vote and Board's Recommendation

           The Company's Board of Directors, on behalf of the Fund, has approved the Fund's Reorganization Plan and the Reorganization and has determined that (1) participation in the Reorganization is in the best interests of the Fund and its shareholders and (2) the interests of shareholders of the Fund will not be diluted as a result of the Reorganization. Pursuant to the Company's charter documents, an affirmative vote of a majority of the Fund's shares outstanding and entitled to vote is required to approve the Reorganization Plan and the Reorganization.

           THE COMPANY'S BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE REORGANIZATION PLAN AND REORGANIZATION.

ADDITIONAL INFORMATION ABOUT THE FUND AND ACQUIRING FUND

           Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund's Prospectus forming a part of the Trust's Registration Statement on Form N-1A (33-98102). The Trust is incorporated under the name The Spectra Funds and intends to issue Class N shares for the Acquiring Fund only if the Reorganization is approved by Fund shareholders and consummated. Information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund's Prospectus forming a part of the Company's Registration Statement on Form N-1A (File No. 33-44021).

           The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the funds may be inspected and copied at the Public Reference Facilities of the Commission at 100 F. Street, N.E., Room 1024, Washington, D.C. 20549. Text-only versions of fund documents can be viewed on-line or downloaded from www.sec.gov, www.smrinvest.com or www.spectrafund.com. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

           Legal Matters.   Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts, serves as special Massachusetts counsel to the Trust and will render opinions concerning the issuance of shares of the Acquiring Fund.

           Greer, Herz & Adams, LLP, One Moody Plaza, 18th Floor, Galveston, Texas, serves as counsel to the Company and will render opinions concerning the outstanding shares of the Fund.

VOTING MATTERS

           In addition to the use of the mail, proxies may be solicited personally or by telephone, and persons holding Fund shares in their names or in nominee name may be paid for their expenses in sending soliciting materials to their principals. The Fund's officers may assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

           Authorizations to execute proxies may be obtained by telephonically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited, the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Fund or by attending the Meeting and voting in person.

           If a proxy is executed properly and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the Fund's proposal.

           With respect to the Fund's proposal, in the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment. A quorum is constituted by the presence in person or by proxy of the holders of one-third of the outstanding Fund shares entitled to vote at the Meeting.

           The cost of solicitation of voting instructions and the tabulation of proxies will be borne directly by SM&R, Alger Management or their affiliates.

           Approval of the Reorganization proposal by the shareholders of the Fund is a condition of the consummation of the Reorganization. The votes of the Acquiring Fund's shareholders are not being solicited since their approval or consent is not necessary for the Reorganization.

           If the Reorganization is not approved, the Fund will continue as a series of the Company and the Board may consider other alternatives in the best interests of the shareholders of the Fund.

           No Appraisal Rights.   The staff of the SEC has taken the position that any rights to appraisal arising under state law are preempted by the provisions of the 1940 Act and Rule 22c-1 thereunder, which generally requires that shares of a registered open-end investment company be valued at their next determined net asset value.

           Security Ownership of Certain Beneficial Owners andManagement.   As of October 5, 2007, Directors and officers of the Fund, as a group, owned less than 1% of the Fund's outstanding shares. No shares of the Acquiring Fund were outstanding as of such date. As of October 5, 2007, the following were known by the Fund to own of record or beneficially 5% or more of the outstanding voting shares of the indicated Class of the Fund:

Name and Address	Percentage of Outstanding Shares

Before Reorganization	After Reorganization

Class A Shares	%	%

Class B Shares	%	%

FINANCIAL STATEMENTS AND EXPERTS

           The audited financial statements of the Fund for the fiscal year ended August 31, 2007 have been incorporated herein by reference in reliance upon the reports of BKD, LLP, the Fund's independent registered public accounting firm, given on their authority as experts in accounting and auditing. SM&R will furnish, without charge, a copy of the Company's most recent annual report on request. Requests should be directed to SM&R at P.O. Box 58969, Houston, Texas 77258-8969, or by calling toll-free 1-800-231-4639.

           The fiscal year end of the Fund is August 31st and the fiscal year end of the Acquiring Fund is December 31st.

OTHER BUSINESS

           The Board knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention that voting instructions that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the proxies named in the enclosed Voting Instruction Card.

SHAREHOLDER PROPOSALS

           Neither the Trust nor the Company holds annual meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for the next shareholder meeting of the Company subsequent to the Meeting, if any, must submit such proposals a reasonable period of time before the Company begins to print and mail the proxy materials for such meeting.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

           Please advise the Fund, c/o SM&R, P.O. Box 58969, Houston, Texas 77258-8969, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. THEREFORE,
SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE
URGED TO PROMPTLY COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD
IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

          THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 23rd day of August, 2007, by and among The Spectra Funds, a Massachusetts business trust (the "Trust"), with respect to Spectra Technology Fund, a separate series of the Trust (the "Acquiring Fund"), and SM&R Investments, Inc., a Maryland corporation, (the "Company"), with respect to SM&R Alger Technology Fund, a separate series of the Company (the "Acquired Fund"). The principal place of business of the Trust is 111 Fifth Avenue, New York, New York 10003. The principal place of business of the Company is 2450 South Shore Boulevard, Suite 400, League City, Texas 77573. The Trust (on behalf of the Acquiring Fund) and the Company (on behalf of the Acquired Fund) are collectively referred to herein as the "Parties."

          The Parties intend this Agreement to be, and it is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of beneficial interest, par value $0.001 per share, of the Acquiring Fund ("Acquiring Fund Shares"); (ii) the assumption by the Trust, on behalf of the Acquiring Fund, of the Stated Liabilities of the Acquired Fund as defined in paragraph 1.3; and (iii) the distribution, after the Closing Date as defined in paragraph 3.1, of the Acquiring Fund Shares to the Acquired Fund shareholders and the termination, dissolution and complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the "Reorganization").

           WHEREAS, the Acquiring Fund is a separate series of the Trust, and the Acquired Fund is a separate series of the Company; and the Trust and the Company are open-end, registered management investment companies within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act");

           WHEREAS, the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest; and

          WHEREAS, the Company's Board of Directors (the "Company Board"), including a majority of Directors who are not "interested persons" (as defined in the 1940 Act) of the Company or the Trust, has determined that the Reorganization is in the best interests of the Acquired Fund and the Acquired Fund's shareholders and that the interests of the Acquired Fund's existing shareholders will not be diluted as a result of the Reorganization; and

          WHEREAS, the Trust's Board of Trustees (the "Trust Board"), including a majority of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Company or the Trust, has determined that the Reorganization is in the best interests of the Acquiring Fund and the Acquiring Fund's shareholders and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the Reorganization:

          NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the Parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND
IN EXCHANGE FOR ACQUIRING FUND SHARES
AND THE ASSUMPTION OF ACQUIRED FUND STATED LIABILITIES
AND LIQUIDATION OF THE ACQUIRED FUND

           1.1     THE EXCHANGE. Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions contained herein, and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to assign, transfer and convey all of its Assets, as set forth in paragraph 1.2, to the Acquiring Fund. In exchange, the Acquiring Fund agrees to (i) deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares, determined by dividing the value of the Acquired Fund's assets net of any liabilities of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) assume the Stated Liabilities of the Acquired Fund described in paragraph 1.3. Such transactions shall take place at the closing (the "Closing") provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Acquired Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereto to the Acquired Fund.

           1.2     ASSETS TO BE ACQUIRED.

           (a)      The assets of the Acquired Fund to be transferred and acquired by the Acquiring Fund shall consist of all assets and property owned by the Acquired Fund, including, without limitation, all cash, securities, commodities, interests in futures, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest and other receivables), goodwill and other intangible property, and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 8.6 and the Acquired Fund's rights under this Agreement (the "Assets").

           (b)      The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund's assets, including portfolio securities, as of the date of such statements. The Acquired Fund hereby represents that, as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of Acquired Fund shares and the payment of normal operating expenses, dividends and capital gains distributions.

           (c)      The Assets of the Acquired Fund to be transferred to the Acquiring Fund on the Closing Date shall be delivered to State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, the Acquiring Fund's custodian ("State Street"), for the account of the Acquiring Fund, with all securities not in bearer or book entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to State Street for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of State Street for the account of the Acquiring Fund.

           1.3     LIABILITIES TO BE ASSUMED. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date. The Acquiring Fund shall assume only the liabilities of the Acquired Fund reflected on an unaudited statement of assets and liabilities of the Acquired Fund prepared by the Acquired Fund and reviewed and approved by the Acquiring Fund, as of the Closing Date, in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Acquired Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent (the "Stated Liabilities"). The Acquired Fund will, within a reasonable time before the Closing Date, furnish the Acquiring Fund with an unaudited statement of the Acquired Fund's assets and liabilities as of such date.

          For the avoidance of doubt, except for those Stated Liabilities that are either shown on the statement of assets and liabilities reviewed and approved by the Acquiring Fund or as may be set forth on a separate schedule and specifically assumed by the Acquiring Fund, in no event shall the Acquiring Fund be deemed to have assumed any liability, contingent or otherwise, (i) not expressly related to an Asset, (ii) arising under any federal, state or foreign securities, insurance, consumer protection or similar laws or from any action or proceeding or order resulting from the actions of the Company or the Acquired Fund or any of their respective affiliates, or (iii) as may be described in a separate schedule (the foregoing items (i), (ii) and (iii) referred to collectively as the "Excluded Liabilities").

           1.4     TRANSFER OF DIVIDENDS AND DISTRIBUTIONS. The Acquired Fund will pay or cause to be paid to the Acquiring Fund any dividends and interest received on or after the Closing Date with respect to the Assets transferred to the Acquiring Fund pursuant to the Reorganization. The Acquired Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Acquired Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in the Assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

           1.5     ASSUMPTION OF EXCLUDED LIABILITIES. As soon as conveniently practicable after the distribution of Acquiring Fund Shares pursuant to paragraph 1.7 has been made, the Acquired Fund shall take appropriate action to pay or make provision for payment of any Excluded Liabilities.

           1.6      STATE FILINGS. Prior to the Closing Date, the Company shall make any filings with the State of Maryland that may be required under the laws of the State of Maryland, effective as of the Closing Date.

           1.7     LIQUIDATION AND DISTRIBUTION, DISSOLUTION AND TERMINATION. As soon as is reasonably practicable after the Closing Date: (a) the Acquired Fund will distribute in complete liquidation of the Acquired Fund, pro rata to the Acquired Fund shareholders of record, determined as of the close of business on the Closing Date, all of the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1; and (b) the Acquired Fund will thereupon promptly proceed to dissolve and terminate. Such distribution and liquidation will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquired Fund, and representing the respective pro rata number of Acquiring Fund Shares due such Acquired Fund shareholders. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund.

           1.8     OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent, Boston Financial Data Services, Inc. ("BFDS"). Acquiring Fund Shares will be issued simultaneously to the Acquired Fund, in an amount equal in value to the aggregate net asset value of the Acquired Fund's shares, to be distributed to the Acquired Fund shareholders.

           1.9     REPORTING RESPONSIBILITY. Any reporting responsibility of the Acquired Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the "SEC"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund, or the Company on behalf of the Acquired Fund.

           1.10     BOOKS AND RECORDS. All books and records of the Acquired Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date, within a reasonable period of time after written request of the Acquiring Fund.

ARTICLE II

VALUATION

           2.1     VALUATION OF ASSETS. The value of the Acquired Fund's Assets to be acquired by the Acquiring Fund hereunder shall be the value of such Assets computed as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m., Eastern time) on the Closing Date, after the declaration and payment of any dividends on that date, using the valuation procedures set forth in the Declaration of Trust, as amended, or By-laws of the Trust (the "Trust Charter Documents") and the Acquiring Fund's then-current prospectus and statement of additional information (together, the "Acquiring Fund Prospectus") or such other valuation procedures as shall be mutually agreed upon by the Parties.

           2.2     VALUATION OF SHARES. The net asset value per share of Acquiring Fund Shares shall be the net asset value per Class A share of the Acquired Fund computed on the Closing Date (to six decimal places), using the valuation procedures set forth in the Trust Charter Documents and Acquiring Fund Prospectus or such other valuation procedures as shall be mutually agreed upon by the Parties.

           2.3     SHARES TO BE ISSUED. The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Assets shall be determined by dividing the value of the Assets with respect to shares of the Acquired Fund determined in accordance with paragraph 2.1 by the net asset value of an Acquiring Fund Share determined in accordance with paragraph 2.2.

           2.4     DETERMINATION OF VALUE. All computations of value of Assets, including the prices used in such computations, shall be made by or under the direction of Securities Management & Research, Inc., as investment adviser for the Acquired Fund, using the valuation procedures set forth in the Trust Charter Documents and the Acquiring Fund Prospectus, and shall be subject to review by the Acquiring Fund and Fred Alger Management, Inc. ("Alger Management").

ARTICLE III

CLOSING AND CLOSING DATE

           3.1     CLOSING DATE. The Closing shall occur on December 7, 2007, or such other date as the parties may agree to in writing (the "Closing Date"). Unless otherwise agreed to by the Parties, all acts taking place at the Closing shall be deemed to take place as of immediately after the close of regular trading on the NYSE on the Closing Date. The Closing shall be held at the offices of the Company, 2450 South Shore Boulevard, Suite 400, League City, Texas 77573, or at such other time and/or place as the Parties may agree.

           3.2     CUSTODIAN'S CERTIFICATE. The Acquired Fund shall instruct its custodian, SM&R, to deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund's Assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be examined by State Street on behalf of the Acquiring Fund no later than five (5) business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund's securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and State Street. The cash to be transferred by the Acquired Fund shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund.

           3.3     EFFECT OF SUSPENSION IN TRADING. In the event that, on the Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing shall be postponed until the first Friday that is a business day after the day when trading is fully resumed and reporting is restored.

           3.4     TRANSFER AGENT'S CERTIFICATE. The Acquired Fund shall instruct its transfer agent, SM&R, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund shareholders as of the Closing Date, and the number and percentage ownership (to three decimal places) of outstanding shares owned by each such Acquired Fund shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or instruct BFDS to issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund.

           3.5     DELIVERY OF ADDITIONAL ITEMS. At the Closing, each Party shall deliver to the other Parties such bills of sale, checks, assignments, receipts and other documents, if any, as such other Party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

           4.1     REPRESENTATIONS OF THE ACQUIRED FUND. The Company, on behalf of the Acquired Fund, represents and warrants to the Trust, on behalf of the Acquiring Fund, as follows:

           (a)      The Company is a corporation that is duly organized, validly existing and in good standing under the laws of the State of Maryland. The Acquired Fund is a duly established and designated series of the Company

           (b)      The Company is registered as an open-end management investment company under the 1940 Act, and the Acquired Fund's shares are registered under the Securities Act of 1933, as amended (the "Securities Act"), and such registrations have not been revoked or rescinded and are in full force and effect.

           (c)      The current prospectus and statement of additional information of the Acquired Fund (collectively, the "Acquired Fund Prospectus") and each prospectus and statement of additional information of the Acquired Fund used since the inception of the Acquired Fund conform or conformed at the time of its use in all material respects to the applicable requirements of the Securities Act and the 1940 Act, and the rules and regulations thereunder, and do not and did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

           (d)      The Acquired Fund is not in violation of, and the execution, delivery and performance of this Agreement by the Company, on behalf of the Acquired Fund, will not result in the violation of, Maryland law or any provision of the Company's Articles of Incorporation or By-Laws, as amended to date (the "Company Charter Documents"), or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Company or the Acquired Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Company on behalf of the Acquired Fund result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Company or the Acquired Fund is a party or by which it is bound.

           (e)      The Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged or reflected in the statement of assets and liabilities as provided in paragraph 1.3 hereof.

           (f)      Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

           (g)      The financial statements of the Acquired Fund as of August 31, 2007 and for the fiscal year then ended have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Acquiring Fund) fairly present in all material respects the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

           (h)      Since the date of the financial statements referred to in paragraph (g) above, there have been no material adverse changes in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For the purposes of this paragraph (h), a decline in the net asset value of the Acquired Fund due to declines in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities or the redemption of Acquired Fund shares by Acquired Fund shareholders shall not constitute a material adverse change.

           (i)      As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to be filed have or shall have been timely filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes shown payable pursuant to such returns and reports have been paid, or provision shall have been made for the payment thereof. To the best of the Acquired Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

           (j)      All issued and outstanding shares of the Acquired Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws and are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquired Fund. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund's transfer agent as provided in paragraph 3.4. The Acquired Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares and has no outstanding securities convertible into any of the Acquired Fund shares.

           (k)      At the Closing Date, the Company, on behalf of the Acquired Fund, will have good and marketable title to the Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which the Acquiring Fund has received notice, and, upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such Assets, other than such restrictions as might arise under the Securities Act and other than as disclosed to and accepted by the Acquiring Fund.

           (l)      The execution, delivery and performance of this Agreement by the Company, on behalf of the Acquired Fund, and the consummation of the transactions contemplated hereunder have been duly and validly authorized by the Company Board, and the Company Board has approved the Reorganization and has resolved to recommend the Reorganization to the Acquired Fund shareholders and to call a special meeting of the Acquired Fund shareholders for the purpose of approving the Reorganization and this Agreement. Other than the affirmative vote of a majority (as defined in the 1940 Act) of the outstanding Acquired Fund shares eligible to be cast, no other corporate action on the part of the Company, the Acquired Fund, or the Acquired Fund shareholders is necessary to authorize the execution, delivery and performance of this Agreement by the Company, on behalf of the Acquired Fund, or the consummation of the Reorganization. This Agreement has been duly and validly executed and delivered by the Company, on behalf of the Acquired Fund, and is a legal, valid and binding agreement and obligation of the Company, as it relates to the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights and to general equity principles.

           (m)      The information to be furnished by the Company on behalf of the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

           (n)      From the effective date of the Registration Statement (as defined in paragraph 5.7) through the time of the meeting of the Acquired Fund shareholders and on the Closing Date, any written information furnished by the Company with respect to the Acquired Fund for use in the Proxy Materials (as defined in paragraph 5.7) or any other materials provided in connection with the Reorganization does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

           (o)      The Acquired Fund has elected to qualify and has qualified as a "regulated investment company" under Subchapter M of the Code (a "RIC") as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation.

           (p)      Immediately before the Reorganization, not more than 25% of the value of the total assets of the Acquired Fund will be invested in the stock or securities of any one issuer, and not more than 50% of the value of the Acquired Fund will be invested in the stock or securities of five or fewer issuers.

           (q)      The Company has adopted and implemented compliance policies and procedures to comply with all money laundering and currency transaction reporting laws, regulations, requirements and guidance applicable to the Acquired Fund, including those relating to identification and verification of Acquired Fund shareholders; monitoring for Specifically Designated Nationals and Blocked Persons named on the U.S. Treasury Department's Office of Foreign Assets Control list or other similar governmental lists; suspicious activity reporting; and related recordkeeping requirements.

           (r)      No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Company, on behalf of the Acquired Fund, of the transactions contemplated herein, except such as may be required under the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the 1940 Act or state securities law, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the Acquired Fund shareholders as described in paragraph 5.2.

           4.2     REPRESENTATIONS OF THE ACQUIRING FUND. The Trust, on behalf of the Acquiring Fund, represents and warrants to the Company, on behalf of the Acquired Fund, as follows:

           (a)      The Trust is a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts. The Acquiring Fund is a duly established and designated series of the Trust.

           (b)      The Trust is registered as an open-end management investment company under the 1940 Act, and the Acquiring Fund's shares are registered under the Securities Act, and such registrations have not been revoked or rescinded and are in full force and effect.

           (c)      The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the Securities Act and the 1940 Act, and the rules and regulations thereunder, and does not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

           (d)      The Acquiring Fund is not in violation of, and the execution, delivery and performance of this Agreement by the Trust on behalf of the Acquiring Fund will not result in the violation of, Massachusetts law or any provision of the Trust Charter Documents or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Trust or the Acquiring Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Trust on behalf of the Acquiring Fund result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Trust or the Acquiring Fund is a party or by which it is bound.

           (e)      Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

           (f)      As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to be filed have or shall have been timely filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes shown payable pursuant to such returns and reports have been paid, or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

           (g)      All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

           (h)      The execution, delivery and performance of this Agreement by the Trust, on behalf of the Acquiring Fund, have been duly authorized by all necessary action on the part of the Trust Board, and this Agreement constitutes a valid and binding obligation of the Trust on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights and to general equity principles.

           (i)      Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the accounts of the Acquired Fund shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and duly registered under the federal securities laws and applicable state securities laws. When so issued and delivered, such shares will be duly and validly issued Acquiring Fund Shares and will be fully paid and nonassessable.

           (j)      The information to be furnished by the Trust on behalf of the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

           (k)      From the effective date of the Registration Statement (as defined in paragraph 5.7) through the time of the meeting of the Acquired Fund shareholders and on the Closing Date, any written information furnished by the Trust with respect to the Acquiring Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

           (l)      The Acquiring Fund has elected to qualify and intends to qualify as a RIC under Subchapter M of the Code as of its first taxable year.

           (m)      Immediately before the Reorganization, not more than 25% of the value of the total assets of the Acquiring Fund will be invested in the stock or securities of any one issuer, and not more than 50% of the value of the Acquiring Fund will be invested in the stock or securities of five or fewer issuers.

           (n)      No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust, on behalf of the Acquiring Fund, of the transactions contemplated herein, except such as may be required under the Securities Act, the Exchange Act, the 1940 Act or state securities law.

           (o)      The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the Securities Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

           5.1     OPERATION IN ORDINARY COURSE. Subject to paragraph 8.6, each of the Acquiring Fund and Acquired Fund will operate its business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and distributions, and shareholder purchases and redemptions. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

           5.2     APPROVAL OF ACQUIRED FUND SHAREHOLDERS. The Company will call a special meeting of Acquired Fund shareholders to consider and act upon this Agreement (or transactions contemplated hereby) and to take all other action necessary to obtain approval of the transactions contemplated herein, and the Company Board will recommend a favorable vote thereon. Such meeting shall be scheduled for no later than November 26, 2007 (or such other date as the parties may agree to in writing). The Company, on behalf of the Acquired Fund, will solicit voting instructions from Acquired Fund shareholders and, in accordance with such instructions, vote on the matters to be acted upon at such meeting. In the event that insufficient instructions are received by SM&R or an affiliate to approve this Agreement and the Reorganization, the meeting may be adjourned in order to permit further solicitation of voting instructions.

           5.3     INVESTMENT REPRESENTATION. The Company and the Acquired Fund covenant that the Acquired Fund is not acquiring the Acquiring Fund Shares to be issued pursuant to this Agreement for the purpose of making any distribution thereof, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

           5.4     ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Trust's officers and agents shall have reasonable access to the Acquired Fund's books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

           5.5     FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, each of the Company and the Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

           5.6     STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty (60) days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Treasurer or Assistant Treasurer of the Company.

           5.7     PREPARATION OF REGISTRATION STATEMENT AND PROXY STATEMENT. The Trust will prepare and file with the SEC a registration statement on Form N-14 (the "Registration Statement") relating to the Acquiring Fund Shares to be issued to shareholders of the Acquired Fund. The Registration Statement shall include a proxy statement of the Acquired Fund and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement. The Registration Statement shall be in compliance with the Securities Act, the Exchange Act and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statement of the Acquired Fund contained in the Registration Statement (the "Proxy Materials"), for inclusion therein, in connection with the meeting of the Acquired Fund shareholders to consider the approval of this Agreement and the transactions contemplated herein.

           5.8     BEST EFFORTS. Each of the Trust, the Acquiring Fund, the Company and the Acquired Fund shall use its reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

           5.9     TAX FREE REORGANIZATION. From and after the date of this Agreement, each Party shall use commercially reasonable efforts to cause the Reorganization to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent the Reorganization from qualifying as a reorganization under the provisions of Section 368(a) of the Code.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

          The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date and, in addition, subject to the following conditions:

           6.1     All representations, covenants and warranties of the Trust, on behalf of itself and the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

           6.2     The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund's name by the Trust's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties made in this Agreement by or on behalf of the Acquiring Fund are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated herein, and as to such other matters as the Acquired Fund shall reasonably request.

           6.3     The Acquiring Fund or Trust, as the case may be, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund or Trust, as the case may be, on or before the Closing Date.

           6.4     The Acquired Fund shall have received on the Closing Date a favorable opinion from Stroock & Stroock & Lavan LLP, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Acquired Fund, covering the following points:

           (a)      The Trust is a duly organized and validly existing corporation under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry on its business as a registered investment company, and the Acquiring Fund is a duly authorized class of Common Stock under the Trust Charter Documents;

           (b)      To such counsel's knowledge, and without any independent investigation, the Trust is registered as an open-end management investment company under the 1940 Act and the Trust's registration with the SEC as an investment company under the 1940 Act is in full force and effect;

           (c)      This Agreement has been duly authorized, executed and delivered by the Trust on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Company on behalf of the Acquired Fund, is a valid and binding obligation of the Trust on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and to general equity principles;

           (d)      Assuming that the Acquiring Fund Shares are issued in accordance with the terms of this Agreement, Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for distribution to the Acquired Fund shareholders, as provided by this Agreement, are duly authorized and upon such delivery will be validly issued and outstanding and fully paid and nonassessable, and no shareholder of the Acquiring Fund has any preemptive rights with respect to Acquiring Fund Shares under the Trust Charter Documents, or to such counsel's knowledge otherwise;

           (e)      The Registration Statement has been declared effective by the SEC, and to such counsel's knowledge, no stop order under the Securities Act pertaining thereto has been issued, and to the knowledge of such counsel, and without any independent investigation, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of the Commonwealth of Massachusetts for the issuance of Acquiring Fund Shares in exchange for the Acquired Fund's Assets pursuant to this Agreement have been obtained or made;

            (f)      The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated herein will not, result in a violation of the Trust Charter Documents; and

           (g)      To such counsel's knowledge, and without any independent investigation, the Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Fund.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

          The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement on or before the Closing Date and, in addition, subject to the following conditions:

           7.1     All representations, covenants and warranties of the Company, on behalf of itself and the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

           7.2      The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the Acquired Fund's name by the Company's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties made in this Agreement by or on behalf of the Acquired Fund are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated herein, and as to such other matters as the Acquiring Fund shall reasonably request.

           7.3     The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, together with a list of the Acquired Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Company.

           7.4     The Acquired Fund or the Company, as the case may be, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund or the Company, as the case may be, on or before the Closing Date.

           7.5     The Acquiring Fund shall have received on the Closing Date a favorable opinion of Greer, Herz & Adams, LLP, counsel to the Acquired Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Fund, covering the following points:

           (a)      The Company is a duly organized and validly existing corporation under the laws of the State of Maryland and has the corporate power to own all of its properties and assets and to carry on its business as a registered investment company, and the Acquired Fund is a duly established series of the Company;

           (b)      To such counsel's knowledge, and without any independent investigation, the Company is registered as an open-end management investment company under the 1940 Act and such registration with the SEC as an investment company under the 1940 Act is in full force and effect;

           (c)      This Agreement has been duly authorized, executed and delivered by the Company on behalf of the Acquired Fund and, assuming due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquiring Fund and subject to approval by the Acquired Fund shareholders, is a valid and binding obligation of the Company on behalf of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and to general equity principles;

           (d)      To the knowledge of such counsel, and without any independent investigation, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the federal laws of the United States or the laws of the State of Maryland for the exchange of the Acquired Fund's Assets for Acquiring Fund Shares pursuant to this Agreement have been obtained or made;

           (e)      The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Company Charter Documents (assuming shareholder approval has been obtained); and

           (f)      To such counsel's knowledge, and without any independent investigation, the Company is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquired Fund.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND
ACQUIRED FUND

          If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the Acquiring Fund or the Acquired Fund, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

           8.1     This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Company Charter Documents, applicable Maryland law and the 1940 Act. Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1.

           8.2     On the Closing Date, the SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be, to either party's knowledge, threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

           8.3     All required consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state securities authorities, including any necessary "no-action" positions and exemptive orders from such federal authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.

           8.4     The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

           8.5     The Registration Statement shall have become effective under the Securities Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.

           8.6     The Acquired Fund shall have declared and paid a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Acquired Fund's investment company taxable income (as defined in Code Section 852) for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

           8.7     As of the Closing Date, there shall be (a) no pending or threatened litigation brought by any person against the Company, the Acquired Fund, the Trust or the Acquiring Fund or any of the investment advisers, trustees, directors or officers of the foregoing, arising out of this Agreement, and (b) no facts known to SM&R, the Acquired Fund, the Trust or the Acquiring Fund, which any of such persons reasonably believes might result in such litigation.

           8.8     [The Company and the Trust shall have received an opinion from Stroock & Stroock & Lavan LLP addressed to each of the Company, on behalf of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund, substantially to the effect that, based on certain facts, qualifications, assumptions and representations, and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:]

           (a)      the transfer of all of the Acquired Fund's Assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of the Acquired Fund followed by the distribution by the Acquired Fund of Acquiring Fund Shares to the Acquired Fund shareholders in complete liquidation of the Acquired Fund will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

           (b)      no gain or loss will be recognized by the Acquiring Fund upon the receipt of all of the Assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of the Acquired Fund;

           (c)      no gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's Assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Acquired Fund shareholders in exchange for such shareholders' shares of the Acquired Fund in liquidation of the Acquired Fund pursuant to the Reorganization;

           (d)      no gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of their Acquired Fund shares solely for Acquiring Fund Shares in the Reorganization;

           (e)      the aggregate tax basis of Acquiring Fund Shares received by each Acquired Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares held by such shareholder immediately prior to the Reorganization. The holding period of the Acquiring Fund Shares to be received by each Acquired Fund shareholder pursuant to the Reorganization will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder, provided such Acquired Fund shares were held as capital assets at the time of the Reorganization; and

           (f)      the tax basis of the Acquired Fund's Assets acquired by the Acquiring Fund pursuant to the Reorganization will be the same as the tax basis of such assets to the Acquired Fund immediately before the Reorganization. The holding period of the Assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those Assets were held by the Acquired Fund.

          In rendering such opinion, [Stroock & Stroock & Lavan LLP] may rely upon such certificates as it shall reasonably request of the Trust on behalf of the Acquiring Fund, the Company on behalf of the Acquired Fund, and each Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations.

ARTICLE IX

EXPENSES

           9.1     The Funds will pay no expenses associated with their participation in the Reorganization. Alger Management has separately entered into an agreement with SM&R to set forth how the Reorganization expenses will be allocated. Pursuant to such agreement. Alger Management and SM&R or their affiliates have agreed that all fees, costs and expenses associated with the Reorganization will be shared between them on an equal basis including those attorneys' fees, costs and expenses relating to the preparation of proxy materials, regulatory filings and related tax opinions, the printing and distribution of prospectus materials, the preparation for and conduct of shareholder meetings and other similar shareholder communications to the Acquired Fund shareholders.

           9.2     The Trust, on behalf of the Acquiring Fund, and the Company, on behalf of the Acquired Fund, represent and warrant that they have no obligations to pay any brokers' or finders' fees in connection with the transactions provided for herein.

ARTICLE X

INDEMNIFICATION

           10.1     The Trust agrees to indemnify and hold harmless, the Acquired Fund, the Company, and their respective board members and officers, and their affiliates from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which any such indemnified party may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based upon:

           (a)      any breach by the Trust or the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement; or

           (b)      any misrepresentation in or omission from any certificate or other document furnished or to be furnished by the Trust or an officer of the Trust hereunder; or

           (c)      the negligence, willful misconduct, bad faith or reckless disregard for its obligations or the obligations of the Trust or Acquiring Fund under this Agreement, applicable law or otherwise.

           10.2     The Company agrees to indemnify and hold harmless the Trust and its directors and officers, the Acquiring Fund, and their affiliates from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which any such indemnified party may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based upon:

           (a)      any breach by the Company or the Acquired Fund of any of their representations, warranties, covenants or agreements set forth in this Agreement;

           (b)      any misrepresentation in or omission from any certificate or other document furnished or to be furnished by the Company or an officer of the Company hereunder; or

           (c)      any Excluded Liability of the Acquired Fund (described in paragraphs 1.3 and 1.5 hereof) or the negligence, willful misconduct, bad faith or reckless disregard for its obligations or the obligations of the Company or the Acquired Fund under this Agreement, applicable law or otherwise.

ARTICLE XI

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

           11.1     The Trust, on behalf of the Acquiring Fund, and the Company, on behalf of the Acquired Fund, agree that no party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the Parties.

           11.2     Except as specified in the next sentence set forth in this paragraph 11.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date, the indemnification obligations of Article X and the obligations of the Acquiring Fund and the Acquired Fund in paragraph 5.5 shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XII

TERMINATION

           12.1     This Agreement may be terminated and the transactions contemplated hereby may be abandoned by (i) the mutual agreement of the Trust and the Company or (ii) if the Closing has not occurred as of December 31, 2007, unless such date is extended by mutual agreement of the parties. In addition, either the Trust or the Company may at their option terminate this Agreement at or before the Closing Date due to:

           (a)      a material breach or intentional misrepresentation by the other Party of any obligation, representation, warranty or agreement contained herein or in connection herewith, to be performed at or before the Closing Date, if not cured within 30 days; or

           (b)      a condition herein expressed to be precedent to the obligations of the terminating Party that has not been met if it reasonably appears that it will not or cannot be met.

           12.2     In the event of any such termination, this Agreement shall become void and in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Acquired Fund, the Trust or the Company, or their respective board members or officers, to the other Party or its board members or officers, as applicable. In the event of willful default, all remedies at law or in equity of the Party adversely affected shall survive.

           12.3     The termination of this Agreement shall be effectuated by the delivery by the terminating Party to the other Party of a written notice of such termination.

ARTICLE XIII

AMENDMENTS

           13.1     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Trust and the Company; provided, however, that following the meeting of the Acquired Fund shareholders called by the Acquired Fund pursuant to this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund shareholders under this Agreement to the detriment of such Acquired Fund shareholders without their further approval.

ARTICLE XIV

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

           14.1     The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

           14.2     This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

           14.3     This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Company and the Trust shall be governed and construed in accordance with the internal laws of the State of Maryland and the Commonwealth of Massachusetts, respectively, without giving effect to principles of conflict of laws.

           14.4     This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

           14.5     It is expressly agreed that the obligations of the Acquired Fund hereunder shall not be binding upon any of the directors, shareholders, nominees, officers, agents or employees of the Company personally, but shall bind only the trust property of the Acquired Fund, as provided in the Company Charter Documents. Moreover, no series of the Company other than the Acquired Fund shall be responsible for the obligations of the Company hereunder, and all persons shall look only to the assets of the Acquired Fund to satisfy the obligations of the Acquired Fund hereunder. The execution and delivery of this Agreement have been authorized by the Company Board on behalf of the Acquired Fund and signed by authorized officers of the Company, acting as such. Neither the authorization by such directors nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquired Fund as provided in the Company Charter Documents.

ARTICLE XV

NOTICES

           15.1     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable party:

If to the Company:

SM&R Investments, Inc.
2450 South Shore Boulevard, Suite 400, League City, Texas 77573
Attention: Teresa Axelson

with a copy to:

Jerry L. Adams, Esq.
Greer, Herz & Adams, LLP
One Moody Plaza, 18th Floor
Galveston, Texas 77550

If to the Trust:

The Spectra Funds
111 Fifth Avenue, New York, New York 10003
Attention: Hal Liebes, Esq.

with a copy to:

Gary L. Granik, Esq.
Stroock & Stroock & Lavan LLP
180 Maiden Lane, New York, New York 10038-4982

or to any other address that the Trust or the Company shall have last designated by notice to the other Party.

          IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the date first written above.

THE SPECTRA FUNDS, on behalf of Spectra Technology Fund By: _____________________________ Name: Title:

Attest: By: _____________________________ Name: Title:

SM&R INVESTMENTS, INC., on behalf of SM&R Alger Technology Fund By: _____________________________ Name: Title:

Attest: By: _____________________________ Name: Title:

APPENDIX B

BOARD OF TRUSTEES OF THE TRUST

           Board members of the Trust together with information as to their positions with the Trust, principal occupations, other board memberships and affiliations, and the number of other portfolios in the Alger Fund Complex which are overseen by each Trustee are shown below.

Name (Age) Position with the Trust (Since)(1)	Principal Occupations	Number of Portfolios in the Alger Fund Complex(2) which are Overseen by Trustee

Interested Trustee(3)

Hilary M. Alger, CFA (45) Trustee (2003)	Director of Development, Pennsylvania Ballet since 2004; Associate Director of Development, College of Arts and Sciences and Graduate School, University of Virginia 1999-2003.	27

Non-Interested Trustees

Charles F. Baird, Jr. (54) Trustee (2000)	Managing Partner of North Castle Partners, a private equity securities group; Chairman of Leiner Health Products, Enzymatic Therapy and Caleel & Hayden (skincare business); former Chairman of Elizabeth Arden Day Spas, Naked Juice, Equinox (fitness company) and EAS (manufacturer of nutritional products). Formerly Managing Director of AEA Investors, Inc.	27

Roger P. Cheever (62) Trustee (2000)	Senior Associate Dean of Development in the Faculty of Arts and Sciences at Harvard University. Formerly Deputy Director of the Harvard College Fund.	27

Lester L. Colbert, Jr. (73) Trustee (2000)	Private investor since 1988; Chairman of the Board, President and Chief Executive Officer of Xidex Corporation (manufacturer of computer information media).	27

Stephen E. O'Neil (74) Trustee (1986)	Attorney; Private investor since 1981. Formerly of Counsel to the law firm of Kohler & Barnes.	27

David Rosenberg (44) Trustee (2007)	Associate Professor of Law since January 2006 (Assistant Professor 2000-2005), Zicklin School of Business, Baruch College, City University of New York.	27

Nathan E. Saint-Amand M.D. (69) Trustee (1986)	Medical doctor in private practice; Member of the Board of the Manhattan Institute (non-profit policy research) since 1988. Formerly Co-Chairman, Special Projects Committee, Memorial Sloan Kettering.	27

_________________________

1.	The address of each Trustee is c/o Fred Alger Management, Inc., 111 Fifth Avenue, New York, New York 10003.
2.	"Alger Fund Complex" refers to the Trust and the five other registered investment companies managed by Alger Management. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected. Each of the Trustees serves on the Boards of Trustees/Directors of the other five registered investment companies in the Fund Complex.
3.	Ms. Alger is an "interested person"(as defined in the 1940 Act) of the Trust by virtue of her ownership control of Alger Associates, Inc., which indirectly controls Alger Management and its affiliates.

APPENDIX C

LEGAL PROCEEDINGS

          On October 11, 2006, Fred Alger Management, Inc. (the "Manager"), Fred Alger & Company, Incorporated (the "Distributor") and Alger Shareholder Services, Inc. executed an Assurance of Discontinuance with the Office of the New York State Attorney General ("NYAG"). On January 18, 2007, the Securities and Exchange Commission (the "SEC"), approved a settlement with the Manager and the Distributor. As part of the settlements with the NYAG and the SEC, without admitting or denying liability, the firms consented to the payment of $30 million to reimburse fund shareholders; a fine of $10 million; and certain other remedial measures including a reduction in management fees of $1 million per year for five years. The entire $40 million and fee reduction will be available for the benefit of investors. The Manager has advised the Funds that the settlement payment is not expected to adversely affect the operations of the Manager, the Distributor or their affiliates, or adversely affect their ability to continue to provide services to the investment companies advised by the Manager (the "Funds").

          On August 31, 2005, the West Virginia Securities Commissioner (the "WVSC"), in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing, concluded that the Manager and the Distributor had violated the West Virginia Uniform Securities Act (the "WVUSA"), and ordered the Manager and the Distributor to cease and desist from further violations of the WVUSA by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with the Manager were served with similar orders. The Manager and the Distributor intend to request a hearing for the purpose of seeking to vacate or modify the order.

          In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including the Manager, certain mutual funds managed by the Manager, including the Funds (the "Alger Mutual Funds"), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. In September 2004, consolidated amended complaints involving these cases — a Consolidated Amended Fund Derivative Complaint (the "Derivative Complaint") and two substantially identical Consolidated Amended Class Action Complaints (together, the "Class Action Complaint") — were filed in the Maryland federal district court under the caption number 1:04-MD-15863 (JFM). In April 2005, a civil lawsuit involving similar allegations was filed by the West Virginia Attorney General and also transferred to the Maryland District Court, but such lawsuit has since been withdrawn.

          The Derivative Complaint alleged (i) violations, by the Manager and, depending on the specific offense alleged, by the Distributor and/or the fund trustee defendants, of Sections 36(a), 36(b), 47, and 48 of the 1940 Act and of Sections 206 and 215 of the Investment Advisers Act of 1940, as amended, breach of fiduciary duty, and breach of contract, (ii) various offenses by other third-party defendants, and (iii) unjust enrichment by all the named defendants. The Class Action Complaint alleged, in addition to the offenses listed above, (i) violations, by the Manager, the Distributor, their affiliates, the funds named as defendants, including the Funds, and the current and former fund trustees and officers, of Sections 11, 12(a)(2), and 15 of the Securities Act of 1933, as amended, Sections 10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and Section 34(b) of the Investment Company Act of 1940, as amended (the "1940 Act"), (ii) breach of contract by the funds named as defendants, and (iii) unjust enrichment of the defendants.

           Motions to dismiss the Class Action Complaint and the Derivative Complaint were subsequently filed. On November 3, 2005, the district court issued letter rulings dismissing both complaints in their entirety with respect to the Alger Mutual Funds and dismissing all claims against the other Alger defendants, other than the claims under the 1934 Act and Section 36(b) of the 1940 Act (as to which the court deferred ruling with respect to the Alger Mutual Fund trustees), with leave to the class action plaintiffs to file amended complaints against those defendants with respect to claims under state law. Orders implementing the letter rulings were entered. On March 31, 2006, attorneys for the class action plaintiffs informed the district court that they had decided not to file amended complaints with respect to the plaintiffs' state law claims. Answers to the Class Action Complaint were filed by the Alger defendants on April 24, 2006.

          In subsequent orders, all remaining claims in the Class Action Complaint and the Derivative Complaint have been dismissed, other than claims under the 1934 Act against the Manager, the Distributor, Alger Associates, Inc. and Alger Shareholder Services, Inc., and certain present and former members of the senior management of the Manager and/or the Distributor, and claims under Section 36(b) of the 1940 Act against the Manager, the Distributor, Alger Associates, Inc. and Alger Shareholder Services, Inc.

SM&R Investments, Inc.

SM&R Alger Technology Fund

The undersigned holder of shares of SM&R Alger Technology Fund (the "Fund"), a series of SM&R Investments, Inc., a Maryland corporation (the "Company"), hereby appoints Teresa Axelson and Michele Lord, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the Fund standing in the name of the undersigned at the close of business on October 5, 2007, at a Special Meeting of Shareholders to be held at the offices of SM&R Investments, Inc., 2450 South Shore Boulevard, Suite 400, League City, Texas 77573, on Monday, November 26, 2007 at 9:00 AM Central Time, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

           Please mark boxes in blue or black ink.

1.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Spectra Technology Fund (the "Acquiring Fund"), in exchange for the Acquiring Fund's Class N shares, having an aggregate net asset value equal to the value of the Fund's assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization"). Class N shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to its Class A and Class B shareholders in liquidation of the Fund, after which the Fund will cease operations.

FOR /__/	AGAINST /__/	ABSTAIN /__/

2.	To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

THIS PROXY IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is acknowledged.

Dated: ___________________ _________________________ Signature(s) _________________________ Signature(s)

Sign, Date and Return the Proxy Card
Promptly Using the Enclosed Envelope

Subject to Completion, September 19, 2007

STATEMENT OF ADDITIONAL INFORMATION

October __, 2007

Acquisition of the Assets of

SM&R ALGER TECHNOLOGY FUND
(A series of SM&R Investments, Inc.)

2450 South Shore Boulevard, Suite 400
League City, Texas 77573

(281)334-2469

By and in Exchange for Shares of

SPECTRA TECHNOLOGY FUND
(A series of The Spectra Funds)

111 Fifth Avenue
New York, New York 10003
212-806-8800

          This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated October 22, 2007 relating specifically to the proposed transfer of all of the assets and liabilities of SM&R Alger Technology Fund (the "SM&R Fund"), a series of SM&R Investments, Inc. (the "Company"), in exchange for shares of beneficial interests of Spectra Technology Fund, a series of The Spectra Funds (the "Trust"). The transfer is to occur pursuant to a Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.	The Company's Statement of Additional Information dated December 31, 2006.

2.	The Trust's Statement of Additional Information dated March 1, 2007, as revised October 10, 2007.

3.	The financial statements of SM&R Fund as included in the Company's Annual Report for the fiscal year ended August 31, 2007.

       The Prospectus/Proxy Statement dated October 22, 2007, is available upon request and without charge by writing to SM&R, P.O. Box 58969, Houston, Texas 77258-8969, or by calling toll-free 1-800-231-4639.

DOCUMENTS INCORPORATED BY REFERENCE

          The Trust's Statement of Additional Information dated March 1, 2007, as revised October 10, 2007, is incorporated herein by reference to the Trust's Post-Effective Amendment No. 22 to its Registration Statement on Form N-1A, filed on October 1, 2007 (File No. 33-98102).

          The Company's Statement of Additional Information dated December 31, 2006, is incorporated herein by reference to the Company's Post-Effective Amendment No. 27 to its Registration Statement on Form N-1A, filed on December 29, 2006 (File No. 33-44021). The financial statements of the SM&R Fund are incorporated herein by reference to its Annual Report for the fiscal year ended August 31, 2007, filed October __, 2007.

PART C
OTHER INFORMATION

Item 15	Indemnification.

The response to this item is incorporated by reference to Item 25 of Part C to Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-1A (the "Registration Statement"), filed on July 27, 2007.

Item 16	Exhibits.

(1)(a) (1)(b) (2) (3) (4) (5) (6) (7)(a) (7)(b) (8) (9) (10) (11) (12) (13)(a) (13)(b) (14) (15) (16) (17)(a) (17)(b)	Agreement and Declaration of Trust(1)
Certificates of Designation for Spectra Technology Fund(5)
Amended and Restated By-Laws(3)
Not Applicable
Plan of Reorganization*
Reference is made to Exhibits (1) and (2) hereof
Investment Management Agreement(4)
Distribution Agreement(1)
Amendment to Distribution Agreement(4)
Not Applicable
Custody Agreement(4)
Rule 12b-1 Plan(4)
Opinion of Counsel*
Opinion and consent of counsel regarding tax matters**
Transfer Agency and Services Agreement with State Street Bank and Trust Company(2)
Shareholder Administrative Services Agreement(2)
Consents of Independent Registered Public Accounting Firms*
Not Applicable
Power of Attorney***
Form of Proxy*
Registrant's Prospectus and Statement of Additional Information dated March 1, 2007, as revised and supplemented to date, are incorporated by reference to the Registration Statement.

_______________________________

* ** ***	Filed herein. To be filed by Post-Effective Amendment. Filed as part of signature page.

1.	Incorporated by reference from Post-Effective Amendment No. 3 to the Registrant's Registration Statement filed with the Securities and Exchange Commission (the "SEC") on February 27, 1998.
2.	Incorporated by reference to Post-Effective Amendment No. 13 to the Registrant's Registration Statement filed with the SEC on February 18, 2005.
3.	Incorporated by reference to Post-Effective Amendment No. 14 to the Registrant's Registration Statement filed with the SEC on February 28, 2006.
4.	Incorporated by reference to Post-Effective Amendment No. 20 to the Registrant's Registration Statement filed with the SEC on February 27, 2007.
5.	Incorporated by reference from Post-Effective Amendment No. 21 to the Registrant's Registration Statement filed with the SEC on July 27, 2007.

Item 17.	Undertakings

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended (the "Securities Act"), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file by post-effective amendment the final opinion of counsel regarding tax matters within a reasonable period of time after receiving such opinion.

SIGNATURES

          As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York, and State of New York on the 19th day of September, 2007.

THE SPECTRA FUNDS By: /s/ Daniel C. Chung Daniel C. Chung, Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Hal Liebes and Lisa A. Moss, and each of them, with full power to act without the other, his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments the Registrant's Registration Statement on Form N-14 (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Daniel C. Chung Daniel C. Chung	President	September 19, 2007

/s/ Michael D. Martins Michael D. Martins	Treasurer (Chief Financial and Accounting Officer)	September 19, 2007

/s/ Hilary M. Alger Hilary M. Alger	Trustee	September 19, 2007

/s/ Charles F. Baird, Jr. Charles F. Baird, Jr.	Trustee	September 19, 2007

/s/ Roger P. Cheever Roger P. Cheever	Trustee	September 19, 2007

/s/ Lester L. Colbert, Jr. Lester L. Colbert, Jr.	Trustee	September 19, 2007

/s/ Nathan E. Saint-Amand Nathan E. Saint-Amand	Trustee	September 19, 2007

/s/ Stephen E. O'Neil Stephen E. O'Neil	Trustee	September 19, 2007

/s/ David Rosenberg David Rosenberg	Trustee	September 19, 2007

Exhibit Index

(11) (14)	Opinion of Counsel Consents of Independent Registered Public Accounting Firms